UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                          CERTIFIED SHAREHOLDER REPORT
                                       OF
                   REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07239

Name of Registrant: VANGUARD HORIZON FUNDS

Address of Registrant: P.O. BOX 2600, VALLEY FORGE, PA 19482

Name and address of agent for service: R. GREGORY BARTON
                                       P.O. BOX 876
                                       VALLEY FORGE, PA 19482

Registrant's telephone number, including area code: (610) 669-1000

Date of fiscal year end:  October 31

Date of reporting period:  November 1, 2002 - October 31, 2003

ITEM 1: Reports to Shareholders

VANGUARD(R) STRATEGIC EQUITY FUND

OCTOBER 31, 2003

ANNUAL REPORT

THE VANGUARD GROUP (R) LOGO

HOW TO READ YOUR FUND REPORT

This report contains information that can help you evaluate your investment. It includes details about your fund's return and presents data and analysis that provide insight into the fund's performance and investment approach.

By reading the letter from Vanguard's chairman, John J. Brennan, together with the letter from the managers who select securities for your fund, you'll get an understanding of how the fund invests and how the market environment affected its performance. The statistical information that follows can help you understand how the fund's performance and characteristics stack up against those of similar funds and market benchmarks.

It's important to keep in mind that the opinions expressed by Vanguard's investment managers are just that: informed opinions. They should not be considered promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. As things change--and in the financial markets you can be certain only of change--an investment manager's job is to evaluate new information and make adjustments, if necessary. Of course, the risks of investing in the fund are spelled out in the prospectus.

Frequent updates on the fund's performance and information about some of its holdings are available on Vanguard.com(R).
--------------------------------------------------------------------------------
CONTENTS

  1 letter from the chairman
  7 report from the advisor
10 fund profile
11 glossary of investment terms
12 performance summary
13 your fund's after-tax returns
14 about your fund's expenses
15 financial statements
26 advantages of vanguard.com
--------------------------------------------------------------------------------
SUMMARY

* Vanguard Strategic Equity Fund returned 38.5% during the 12 months ended October 31, 2003.

* The fund's impressive gain was slightly higher than that of its primary benchmark index and easily outdistanced the results of the average peer fund and the overall U.S. stock market.

* The fund benefited from outstanding stock selection in the materials & processing, financial services, and consumer discretionary sectors.
--------------------------------------------------------------------------------


WANT LESS CLUTTER IN YOUR MAILBOX? JUST REGISTER WITH VANGUARD.COM AND OPT TO GET FUND REPORTS ONLINE.

LETTER FROM THE CHAIRMAN

FELLOW SHAREHOLDER,

After two fiscal years of negative returns, Vanguard Strategic Equity Fund rebounded strongly and returned 38.5% during the 12 months ended October 31, 2003, surpassing all of its comparative measures.

[PICTURES OF JOHN J. BRENNAN]


---------------------------------------------------------
2003 TOTAL RETURNS                      FISCAL YEAR ENDED
                                               OCTOBER 31
---------------------------------------------------------
VANGUARD STRATEGIC EQUITY FUND                      38.5%
Spliced Small and Mid Cap Index*                    38.1
Average Mid-Cap Core Fund**                         30.9
Wilshire 5000 Index                                 24.4
---------------------------------------------------------
* Russell 2800 Index through May 31, 2003; MSCI US Small + Mid Cap 2200 Index thereafter.
**Derived from data provided by Lipper Inc.


The table on this page shows the total returns (capital change plus reinvested distributions) for the fund, its primary benchmark index, its peer funds average, and the index that tracks the entire U.S. stock market. Information about the change in the fund's net asset value and its per-share distributions appears in the table on page 6. If you hold the Strategic Equity Fund in a taxable account, you can review the fund's after-tax returns on page 13.

STOCKS STAGED A REMARKABLE TURNAROUND

Weak economic data and the prospect of war in Iraq helped depress U.S. stock prices early in the fiscal year, but the outbreak of fighting in mid-March had a cathartic effect. The U.S. military's quick advance, combined with rosier reports on the nation's economy and corporate earnings, helped launch a surprisingly strong and sustained rally.

For the full 12 months, the broad U.S. market, as measured by the Wilshire 5000 Total Market Index, returned 24.4%. Gains were substantially similar overall for growth and value stocks (i.e., stocks that sport a premium price for their earnings growth potential versus those with bargain-basement price tags relative to earnings, book value, or other measures), but there was a wide divide between stocks of small and large companies. The 43.4% return of the small-capitalization Russell 2000 Index was nearly double the result of the large- and mid-cap Russell 1000 Index. The gains were equally impressive overseas, particularly in emerging markets and the Pacific Rim nations. In aggregate, international markets outpaced the U.S. market during the 12 months. For U.S.-based investors, the results from abroad were boosted by a weakening of the dollar against other major currencies.

"JUNK" BOND RETURNS RIVALED THE GAINS OF STOCKS

In the bond market, higher risk correlated with higher returns during the fiscal year, with below-investment-grade bonds posting results that outpaced those of the equity markets. The Lehman Brothers High Yield Bond Index surged 33.8%. Meanwhile, U.S. Treasury securities--considered to be risk-free--posted returns in the low single digits, with interest income offsetting a decline in prices. As bond prices fell, yields rose. At the fiscal year-end, the yield of the 10-year Treasury note stood at 4.29%, 40 basis points (0.40 percentage point) higher than at the start of the period.

-------------------------------------------------------------------------
MARKET BAROMETER                          AVERAGE ANNUAL TOTAL RETURNS
                                         PERIODS ENDED OCTOBER 31, 2003
-------------------------------------------------------------------------
                                           ONE        THREE          FIVE
                                          YEAR        YEARS         YEARS
-------------------------------------------------------------------------
STOCKS
Russell 1000 Index (Large-caps)          22.3%        -8.2%          1.1%
Russell 2000 Index (Small-caps)          43.4          3.4           8.3
Wilshire 5000 Index (Entire market)      24.4         -7.1           1.7
MSCI All Country World Index Free
  ex USA (International)                 30.4         -4.4           1.4
-------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index               4.9%         8.4%          6.5%
  (Broad taxable market)
Lehman Municipal Bond Index               5.1          7.1           5.6
Citigroup 3-Month Treasury Bill Index     1.2          2.6           3.6
=========================================================================
CPI
Consumer Price Index                      2.0%         2.1%          2.4%
-------------------------------------------------------------------------


The pattern was different among debt securities with the shortest maturities, which are influenced more strongly by the Federal Reserve Board's interest rate moves than by market forces. During the fiscal year, the Fed slashed its target federal funds rate by 75 basis points to 1.00%, the lowest level since 1958. The yield of the 3-month Treasury bill, a fair proxy for money market interest rates, fell by 50 basis points to end the period at 0.95%.

GAINS WERE STRONGEST IN SPRING AND SUMMER

Vanguard Strategic Equity Fund took full advantage of the dramatic turnaround in stocks. The fund more than made up the ground lost over the previous two fiscal years, providing a welcome reminder that owning stocks requires patience.

--------------------------------------------------------------------------------
THE LIONS'S SHARE OF THE FUND'S FISCAL-YEAR GAIN CAME DURING THE SPRING AND SUMMER MONTHES.
--------------------------------------------------------------------------------

The lion's share of the fund's fiscal- year gain of 38.5% came during the spring and summer months, when the broad market was surging. Reflecting the strength of the rally, every sector in the fund's unmanaged spliced benchmark rose during the 12-month period. (As mentioned in the semiannual report six months ago, the fund's primary performance benchmark changed on June 1 from the Russell 2800 Index to the Morgan Stanley Capital International US Small + Mid Cap 2200 Index. We believe the new benchmark more accurately reflects the performance of U.S. mid- and small-cap stocks, the fund's targeted investment universe. Throughout this report, we use a combination of the current and former benchmarks, called the Spliced Small and Mid Cap Index, when comparing performance.)

The fund is sector-neutral when compared with the index, meaning that the advisor, Vanguard Quantitative Equity Group, does not place outsized emphasis on any particular industry grouping. Instead, in its quest to outperform the index, the advisor employs a computer-driven quantitative strategy to choose the best stocks within a sector. The fund's greatest outperformance in fiscal 2003 came from its materials & processing holdings, which outpaced those of the overall small- and mid-cap market by a wide margin (+50% versus +29%). Also performing particularly well were the fund's financial services stocks. These stocks, which at nearly one-quarter of holdings, on average, accounted for the largest sector in the fund, made the largest contribution to the year's advance.

Consumer discretionary stocks (retailers and media and entertainment companies), the fund's second largest sector, contributed the second largest boost to performance. The advisor's selections in the auto & transportation and utilities sectors also outdistanced their corresponding sectors in the Spliced Small and Mid Cap Index.

The Strategic Equity Fund underperformed in three sectors. While consumer staples companies (food processors and household-goods makers) rose on average more than 16% during the fiscal year, the fund's holdings in this sector lost -9%. But because these holdings constituted only about 2% of assets, the effect was minimal on overall performance.

The fund's technology selections, while rising sharply, lagged the eye-catching results posted by the tech stocks in the Spliced Small and Mid Cap Index. This sector, which had suffered such steep losses in recent years, showed the other side of its volatility by posting the strongest gains. Strategic Equity Fund's stake in tech--only about 10% of assets, on average--rose about 55%, putting it among the leading contributors to the fund's gain. But despite the fact that about a third of the fund's holdings in this sector more than doubled in price, the tech stocks in the Spliced Small and Mid Cap Index rose even higher (+70%). Because your advisor tends to avoid overcommitting to highfliers in any sector, this was not a surprising outcome.

THE FUND'S LONG-TERM RECORD IS OUTSTANDING

While volatility has always been a defining characteristic of the stock market, the Strategic Equity Fund has witnessed some very dramatic swings since its launch in August 1995. Spectacular gains in the latter half of the 1990s were followed by steep losses in a tenacious bear market that tested the nerves of investors. Through it all, your fund managed both to profit handsomely during the upswing and to reduce the damage done during the downturn. The end result:
An average annual return since inception of 13%--an outstanding record that easily beats those of its primary benchmark, the overall market, and the average for similar funds over the same time frame. The adjacent table shows how a hypothetical $10,000 investment made in the fund and these three yardsticks would have fared during the period.

-------------------------------------------------------------------------
TOTAL RETURNS                                           AUGUST 14, 1995*,
                                                                  THROUGH
                                                         OCTOBER 31, 2003
-------------------------------------------------------------------------
                                       AVERAGE             FINAL VALUE OF
                                        ANNUAL                  A $10,000
                                        RETURN         INITIAL INVESTMENT
-------------------------------------------------------------------------
Strategic Equity Fund                    13.0%                    $27,357
Spliced Small and
  Mid Cap Index                          10.8                      23,162
Average Mid-Cap
  Core Fund                              11.5                      24,369
Wilshire 5000 Index                       9.3                      20,825
-------------------------------------------------------------------------
*The fund's inception date.


Clearly, the disciplined approach of the Quantitative Equity Group in seeking superior performance from a broadly diversified portfolio of mostly midsize and small companies has proven itself both in the past year and over the longer term. Of course, past performance--no matter how exceptional--can never guarantee future performance, so we caution anyone from holding unreasonably high expectations for how the fund will perform in coming years.

In addition to proven advisory expertise, your fund benefits from operating costs that are far below average--a real advantage in our efforts to outperform our competitors. (The cost of your fund compared with the average cost of its competitors is covered on page 14.) it's important to maintain the right focus

The just-concluded fiscal year marks the fund's strongest since its inception--a performance that could tempt some investors to put more money into the fund than would be prudent. We like to remind shareholders that in good times and bad, a "steady as she goes" course is the right choice. The Strategic Equity Fund remains best suited as just one element of a well-diversified portfolio of stock, bond, and money market investments. Maintaining a balanced investment program is the most effective way to navigate the market's ups and downs and to reach your long-term goals.

Besides keeping a balanced, long-term perspective, it's also crucial to select funds that retain trustworthy managers. Perhaps never before have mutual fund investors been more aware of the need to rely on investment providers who are wholly committed to serving their clients' interests. Because of our unique mutual corporate structure, everything we do at Vanguard is designed to serve your interests exclusively. We answer only to our fund shareholders, so you can rest assured that we will remain focused on doing the right thing for you.

Thank you for your continued confidence. We never take your trust for granted.

Sincerely,



/S/John J. Brennan
John J. Brennan
chairman and chief executive officer

NOVEMBER 18, 2003

--------------------------------------------------------------------------------
YOUR FUND'S PERFORMANCE AT A GLANCE OCTOBER 31, 2002-OCTOBER 31, 2003

                                                         DISTRIBUTIONS PER SHARE
                                                        ------------------------
                                  STARTING       ENDING       INCOME     CAPITAL
                               SHARE PRICE  SHARE PRICE    DIVIDENDS       GAINS
--------------------------------------------------------------------------------
Strategic Equity Fund              $ 13.01      $ 17.85       $ 0.13     $  0.00
--------------------------------------------------------------------------------

REPORT FROM THE ADVISOR

The U.S. stock market surged during the fiscal year as investor confidence was buoyed by evidence of accelerating economic growth. Our benchmark of mid- and small-capitalization stocks outperformed the broad market, rising by approximately 38%. After equaling the benchmark's performance during the first half of the year, the fund marginally outperformed it over the second half. All told, the Strategic Equity Fund's return of 38.5% was the best fiscal-year gain since the fund's inception in 1995 and marked our third consecutive year of outperformance. From a portfolio-management point of view, an important change occurred at the end of May when the fund's benchmark changed from the Russell 2800 Index to the MSCI US Small + Mid Cap 2200 Index. We believe that the new benchmark provides better exposure to the broad universe of mid- and small-capitalization securities.

--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY

The advisor believes that superior long-term investment reults can be achieved by using a combination of quantitative models to control the risk exposure of the fund and to identify mid-and small-capitalization stocks that offer the best investment opportunities. Among the characteristics the advisor believes will distinquish such opportunities are relative value, earnings potential, and recognition in the marketplace.
--------------------------------------------------------------------------------

Although we are pleased to report these strong performance figures, we must also provide a word of caution. Strategic Equity is a fairly aggressive, actively managed fund, and there will be times when our process does not keep pace with the overall market of mid- and small-cap securities. Furthermore, the mid- and small-cap segments from which we select stocks have significantly outperformed the broader market recently. There will certainly be extended periods of time when these stocks underperform.

OUR INVESTMENT APPROACH

We pick stocks based on peer-group comparisons of securities using a methodology that is rooted in behavioral finance principles. Research in behavioral finance has documented systematic and exploitable biases that occur among investors and analysts in their assessments of investment opportunities. Using an objective, consistent, and disciplined quantitative framework, we assess the fundamental investment characteristics of thousands of securities each day and seek out those stocks that exhibit the best combinations of favorable valuations and earnings growth potential. We believe that this "growth at a reasonable price" strategy provides the best opportunity to outperform the market over time.

Our approach focuses solely on individual stock selection. We attempt to identify attractively ranked stocks while minimizing unintended bets that we do not believe add long-run value, and the portfolio reflects this approach. For example, we do not engage in sector rotation or style-rotation strategies (i.e., switching between growth and value approaches), believing that the significant risks of such strategies are not justified because they do not consistently add value over time. Our portfolio invests predominantly in companies that have greater profitability and attractive valuations relative to their peers; the portfolio remains neutral, however, in terms of its market capitalization and industry weightings relative to the benchmark.

Over the fiscal year ended October 31, the results of our stock selection models were moderately positive, contributing about 0.5 percentage point over the benchmark's return (before costs). Our investment models engaged in something of a tug-of-war during the period, in that our valuation models generally worked well while our earnings-growth and marketplace-acceptance models underperformed. In addition, we experienced outsized gains in a few positions that benefited the portfolio markedly. Fortunately, we avoided some securities whose significantly negative returns would have impeded the fund's performance. Notable contributors to the fund's performance included three stocks in which we had significantly overweighted positions: j2 Global Communications (an Internet-based communication company that surged 171% during the time it was held by the fund), Freeport-McMoRan Copper & Gold (a copper and gold producer; up 221%), and Ryland Group (a homebuilder; up 114%).

THE FUND'S POSITIONING

Over the last five years, as the stock market bubble expanded and then burst, our investors have had to deal with feast-or-famine returns. The strong gains over the past year certainly rewarded those who stayed the course, and we have now fully recovered from the market downturn that began early in 2000. At this point, our stock selection models suggest that the market is well balanced by historical standards. Consequently, our models currently find a diversified group of value and growth stocks to be attractive. This translates into a portfolio that is much more diversified and reflective of the broad universe of small- and mid-capitalization securities than it had been over the last several years.

Given the market environment over the past 12 months, we are pleased that the Strategic Equity Fund exceeded the return of the benchmark. Our convictions remain unchanged. We will continue to invest in securities that provide a combination of attractive valuation measures and significant prospects for earnings growth. While there are no guarantees, we believe that these characteristics provide the best chance for outperforming over the long run. As always, thank you for your continued support.


GEORGE U. SAUTER, CHIEF INVESTMENT OFFICER AND MANAGING DIRECTOR
JOEL M. DICKSON, PRINCIPAL
VANGUARD QUANTITATIVE EQUITY GROUP

NOVEMBER 13, 2003

FUND PROFILE

This Profile provides a snapshot of the fund's characteristics, compared where indicated with both an appropriate market index and a broad market index. Key terms are defined on page 11.


STRATEGIC EQUITY FUND
-------------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
                                            COMPARATIVE
                                  FUND           INDEX*           INDEX**
-------------------------------------------------------------------------
Number of Stocks                   301            2,179             5,270
Median Market Cap                $2.6B            $2.7B            $26.9B
Price/Earnings Ratio             18.8x            25.8x             22.8x
Price/Book Ratio                  2.5x             2.3x              2.9x
Yield                             0.9%             1.3%              1.6%
Return on Equity                 13.9%            13.4%             19.7%
Earnings Growth Rate             10.5%             7.8%              7.6%
Foreign Holdings                  0.0%             0.0%              0.8%
Turnover Rate                     100%               --                --
Expense Ratio                    0.50%               --                --
-------------------------------------------------------------------------
Cash Investments                   1%                --                --
-------------------------------------------------------------------------


-------------------------------------------------------
TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)

SanDisk Corp.                                      1.0%
  (computer technology)
PACCAR, Inc.                                       1.0
  (automotive and transportation)
Altera Corp.                                       1.0
  (electronics)
Monsanto Co.                                       1.0
  (chemicals)
Freeport-McMoRan Copper & Gold, Inc. Class B       0.9
  (metals and mining)
National Semiconductor Corp.                       0.9
  (electronics)
Xerox Corp.                                        0.9
  (electronic business equipment)
Whirlpool Corp.                                    0.9
  (electrical appliances)
Edison International                               0.9
  (electrical utilities)
Belo Corp. Class A                                 0.9
  (publishing)
-------------------------------------------------------
Top Ten                                            9.4%
-------------------------------------------------------
The "Ten Largest Holdings" excludes any temporary cash investments and equity index products.

----------------------------------------------------------------
VOLATILITY MEASURES

                                 SPLICED                   BROAD
                      FUND        INDEX+      FUND       INDEX**
----------------------------------------------------------------
R-Squared             0.97          1.00      0.84          1.00
Beta                  0.81          1.00      0.81          1.00
----------------------------------------------------------------

-------------------------------------------------------------------------
SECTOR DIVERSIFICATION (% OF PORTFOLIO)
                                                 COMPARATIVE        BROAD
                                        FUND          INDEX*      INDEX**
-------------------------------------------------------------------------
Auto & Transportation                     4%              4%           3%
Consumer Discretionary                   19              18           16
Consumer Staples                          2               2            7
Financial Services                       23              22           23
Health Care                              11              11           13
Integrated Oils                           0               0            3
Other Energy                              5               5            2
Materials & Processing                    7               7            4
Producer Durables                         4               7            4
Technology                               14              15           15
Utilities                                 8               7            7
Other                                     2               2            3
-------------------------------------------------------------------------
Cash Investments                          1%             --           --
-------------------------------------------------------------------------

----------------------
INVESTMENT FOCUS

STYLE            BLEND
MARKET CAP      MEDIUM
----------------------


*MSCI Small + Mid Cap 2200 Index.
**Wilshire 5000 Index.
+Russell 2800 Index through May 31, 2003; MSCI Small + Mid Cap 2200 Index thereafter.

                                               VISIT OUR WEBSITE AT VANGUARD.COM
                                         FOR REGULARLY UPDATED FUND INFORMATION.

GLOSSARY OF INVESTMENT TERMS

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of a comparative index and an overall market index. Each index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. However, a fund's beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the benchmark, and the less reliable beta is as an indicator of volatility.
--------------------------------------------------------------------------------
CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts or other equity index products to simulate stock investment.
--------------------------------------------------------------------------------
EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.
--------------------------------------------------------------------------------
MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.
--------------------------------------------------------------------------------
PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.
--------------------------------------------------------------------------------
PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by a comparative index or an overall market index. If a fund's total returns were precisely synchronized with an index's returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.
--------------------------------------------------------------------------------
TURNOVER RATE. An indication of the fund's trading activity. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).
--------------------------------------------------------------------------------
YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY

All of the returns in this report represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.



STRATEGIC EQUITY FUND
--------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE AUGUST 14, 1995-OCTOBER 31, 2003

                                                  SPLICED SMALL    AVERAGE
                    STRATEGIC      WILSHIRE           AND          MID-CAP
                   EQUITY FUND    5000 INDEX    MID CAP INDEX**   CORE FUND+

8/14/1995             10000          10000            10000         10000
   199510             10169          10383            10143         10118
   199601             11016          11295            10910         10535
   199604             11987          11905            11761         11764
   199607             11417          11476            10941         10737
   199610             12548          12648            12048         11760
   199701             14309          14047            13126         12739
   199704             13644          14005            12694         11804
   199707             17291          16893            15276         14513
   199710             17044          16643            15532         14832
   199801             16667          17601            15873         14864
   199804             18904          20063            17938         17064
   199807             16831          19771            16473         15548
   199810             15270          19105            15521         13901
   199901             17039          22402            17278         16501
   199904             18358          23498            18267         16931
   199907             18535          23398            18460         17770
   199910             18523          24010            18093         18285
   200001             18954          25590            19924         22006
   200004             21194          26273            21307         23856
   200007             20659          25934            21110         24426
   200010             21998          25955            22116         24562
   200101             22377          24701            22160         24589
   200104             22512          22569            21200         24228
   200107             23038          22042            20892         24477
   200110             20572          19327            18402         20608
   200201             23130          20916            20672         22927
   200204             23858          20339            21419         24240
   200207             20519          17178            17510         20050
   200210             19745          16735            16776         18617
   200301             19908          16339            16860         18598
   200304             21242          17576            18047         20015
   200307             24399          19381            20821         22941
   200310             27357          20825            23162         24369
--------------------------------------------------------------------------------
                                     AVERAGE ANNUAL TOTAL RETURNS
                                    PERIODS ENDED OCTOBER 31, 2003
                                  ---------------------------------  FINAL VALUE
                                       ONE        FIVE       SINCE  OF A $10,000
                                      YEAR        EARS  INCEPTION*    INVESTMENT
--------------------------------------------------------------------------------
Strategic Equity Fund               38.55%      12.37%      13.03%      $27,357
Wilshire 5000 Index                 24.44        1.74        9.34        20,825
Spliced Small and Mid Cap Index**   38.07        8.34       10.77        23,162
Average Mid-Cap Core FundY          30.90       11.88       11.45        24,369
--------------------------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) AUGUST 14, 1995-OCTOBER 31, 2003

                                STRATEGIC            SPLICED SMALL AND
                               EQUITY FUND             MID CAP INDEX**
1995                               1.7                     1.4
1996                              23.4                    18.8
1997                              35.8                    28.9
1998                             -10.4                    -0.1
1999                              21.3                    16.6
2000                              18.8                    22.2
2001                              -6.5                   -16.8
2002                              -4.0                    -8.8
2003                              38.5                    38.1
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED SEPTEMBER 30, 2003

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

                                                             SINCE INCEPTION
                             INCEPTION     ONE     FIVE  -----------------------
                                  DATE    YEAR    YEARS   CAPITAL INCOME  TOTAL
--------------------------------------------------------------------------------
Strategic Equity Fund        8/14/1995  34.08%   12.66%    11.12%  1.13% 12.25%
--------------------------------------------------------------------------------
*August 14, 1995.
**The Spliced Small and Mid Cap Index contains the returns of the Russell 2800 Index through May 31, 2003, then the MSCI US Small + Mid Cap 2200 Index thereafter.
+Derived from data provided by Lipper Inc.
NOTE: See Financial Highlights table on page 22 for dividend and capital gains information.

YOUR FUND'S AFTER-TAX RETURNS

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund's distributions, and
(2) assuming that an investor paid taxes on the fund's distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect the reduced tax rates on ordinary income and short-term capital gains that became effective as of January 1, 2003, and on long-term capital gains realized on or after May 6, 2003. However, they do not reflect the reduced rates on "qualified dividend income." (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund's performance--whether before or after taxes--does not indicate how it will perform in the future.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                     PERIODS ENDED OCTOBER 31, 2003

                                                                          SINCE
                                           ONE YEAR   FIVE YEARS     INCEPTION*
                                         ---------------------------------------
STRATEGIC EQUITY FUND
 Returns Before Taxes                        38.55%       12.37%         13.03%
 Returns After Taxes on Distributions        38.03        10.54          11.18
 Returns After Taxes on Distributions
   and Sale of Fund Shares                   24.93         9.67          10.38
--------------------------------------------------------------------------------
*August 14, 1995.

ABOUT YOUR FUND'S EXPENSES

All mutual funds have operating expenses. These expenses include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its net assets. This figure is known as the expense ratio. a hypothetical example

We believe it is important for you to understand the impact of costs on your investment. The following example illustrates the costs that you would incur over a 12-month period if you invested $10,000 in the fund, using the fund's actual return and operating expenses for the fiscal year ended October 31, 2003. The cost in dollars is calculated by applying the expense ratio to the average balance in the hypothetical account. For comparative purposes, we also list the average expense ratio for the fund's peer group, which is derived from data provided by Lipper Inc.

--------------------------------------------------------------------------------
                                 COST OF $10,000            FUND     PEER GROUP*
                              INVESTMENT IN FUND   EXPENSE RATIO   EXPENSE RATIO
--------------------------------------------------------------------------------
Strategic Equity Fund                        $60           0.50%           1.39%
--------------------------------------------------------------------------------
*Average Mid-Cap Core Fund.
The fund does not charge transaction fees; these results apply whether or not you redeemed your investment at the end of the given period. Your actual costs may have been higher or lower, depending on the amount of your investment and your holding period. Peer-group ratio captures data through year-end 2002.


You can find more information about the fund's expenses, including annual expense ratios for the past five years, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the fund's prospectus. The prospectus presents hypothetical shareholder costs over various time periods based upon a $10,000 investment and a return of 5% a year. This standardized example, which appears in all mutual fund prospectuses, may be useful to you in comparing the costs of investing in different funds.

FINANCIAL STATEMENTS
STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
STRATEGIC EQUITY FUND                        SHARES                       (000)
--------------------------------------------------------------------------------
COMMON STOCKS (99.1%)(1)
--------------------------------------------------------------------------------
AUTO & Transportation (4.4%)
  PACCAR, Inc.                              217,700             $        17,190
  Oshkosh Truck Corp.                       289,600                      13,272
* J.B. Hunt Transport
    Services, Inc.                          384,800                       9,766
* Lear Corp.                                157,200                       9,132
* ExpressJet Holdings, Inc.                 397,000                       6,074
  Delphi Corp.                              526,400                       4,685
* American Axle &
    Manufacturing Holdings, Inc.            119,300                       4,128
* Mesa Air Group Inc.                       376,644                       4,057
  Overseas Shipholding Group Inc.           132,100                       3,601
* JetBlue Airways Corp.                      47,900                       2,763
                                                                ----------------
                                                                $        74,668
                                                                ----------------
CONSUMER DISCRETIONARY (19.0%)
  Whirlpool Corp.                           214,900                      15,144
  Belo Corp. Class A                        545,100                      14,860
  Harrah's Entertainment, Inc.              333,200                      14,494
* Take-Two Interactive
    Software, Inc.                          339,186                      13,415
* ITT Educational Services, Inc.            264,600                      13,177
* Iron Mountain, Inc.                       340,795                      13,032
* AutoNation, Inc.                          673,900                      12,602
* Getty Images, Inc.                        254,800                      11,390
  Knight Ridder                             154,700                      11,343
* Advance Auto Parts, Inc.                  142,500                      11,146
  Alberto-Culver Co. Class B                167,800                      10,639
  K-Swiss, Inc.                             228,400                      10,036
* AnnTaylor Stores Corp.                    274,500                       9,827
  Blockbuster Inc. Class A                  494,600                       9,531
  Dollar General Corp.                      392,600                       8,822
  Darden Restaurants Inc.                   407,600                       8,539
* Rent-A-Center, Inc.                       269,250                       8,417
  GTECH Holdings Corp.                      173,600                       7,757
* Career Education Corp.                    142,800                       7,647
* American Greetings Corp.
     Class A                                346,700                       7,395
* Abercrombie & Fitch Co.                   253,800                       7,233
* Barnes & Noble, Inc.                      238,300                       7,101
* Hollywood Entertainment Corp.             464,336                       7,058
* Pacific Sunwear of
    California, Inc.                        305,500                       7,054
  Liz Claiborne, Inc.                       178,700                       6,592
* Aztar Corp.                               312,600                       6,527
* United Online, Inc.                       202,614                       5,833
  International Flavors &
    Fragrances, Inc.                        153,300                       5,074
  Estee Lauder Cos. Class A                 120,400                       4,502
  Brown Shoe Co., Inc.                      122,500                       4,239
* Papa John's International, Inc.           137,802                       3,626
* SOURCECORP, Inc.                          148,400                       3,477
* GameStop Corp.                            200,800                       3,378
  The McClatchy Co. Class A                  52,000                       3,365

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
STRATEGIC EQUITY FUND                        SHARES                       (000)
--------------------------------------------------------------------------------
* Earthlink, Inc.                           336,169             $         3,076
* Right Management
    Consultants, Inc.                       168,025                       3,033
* Multimedia Games Inc.                      76,000                       2,858
  Black & Decker Corp.                       58,700                       2,807
  R.R. Donnelley & Sons Co.                  99,200                       2,579
  Oxford Industries, Inc.                    36,900                       2,528
* Isle of Capri Casinos, Inc.               116,700                       2,433
* Service Corp. International               357,500                       1,734
* Allied Waste Industries, Inc.             147,500                       1,664
* Scientific Games Corp.                    114,530                       1,523
* Ask Jeeves, Inc.                           72,200                       1,383
  The Toro Co.                               26,000                       1,292
  Russell Corp.                              67,800                       1,239
* Gartner, Inc. Class B                      95,600                       1,165
* Playboy Enterprises, Inc. Class B          53,600                         830
* Elizabeth Arden, Inc.                      33,800                         676
* The Neiman Marcus Group, Inc.
    Class B                                   7,600                         331
  Matthews International Corp.                9,760                         264
* The Neiman Marcus Group, Inc.
    Class A                                   3,600                         171
                                                                ----------------
                                                                $       325,858
                                                                ----------------
CONSUMER STAPLES (2.0%)
* Dean Foods Co.                            317,200                       9,595
  UST, Inc.                                 239,500                       8,148
  R.J. Reynolds Tobacco
    Holdings, Inc.                           91,000                       4,371
  Rite Aid Corp.                            602,700                       3,454
* International Multifoods Corp.             99,700                       2,224
  SuperValu Inc.                             84,200                       2,124
* Constellation Brands, Inc. Class A         49,200                       1,544
  Casey's General Stores, Inc.               73,415                       1,138
  Sanderson Farms, Inc.                      26,728                         939
                                                                ----------------
                                                                $        33,537
                                                                ----------------
FINANCIAL SERVICES (22.8%)
  BANKS--OUTSIDE NEW YORK CITY (4.3%)
  Doral Financial Corp.                     292,900                      14,791
  Union Planters Corp.                      404,400                      13,454
  Hibernia Corp. Class A                    399,100                       9,016
  Hudson United Bancorp                     216,200                       7,846
  First Tennessee National Corp.            163,100                       7,398
  Huntington Bancshares Inc.                330,700                       7,163
  Zions Bancorp                              67,300                       4,125
  Popular, Inc.                              75,158                       3,382
  Trustmark Corp.                            90,400                       2,574
  Associated Banc-Corp.                      40,073                       1,649
  Provident Bankshares Corp.                 52,141                       1,618
  First Community Bancshares, Inc.           16,052                         571
  Community First Bankshares, Inc.           10,600                         288

DIVERSIFIED FINANCIAL SERVICES (0.5%)
  CIT Group Inc.                            246,700                       8,294

FINANCE COMPANIES (0.2%)
* Saxon Capital Inc.                        155,169                       2,926

FINANCIAL DATA PROCESSING SERVICES (0.8%)
* CheckFree Corp.                           194,400                       5,352
  Global Payments Inc.                      111,800                       4,656
  John H. Harland Co.                       119,000                       3,240
* Digital Insight Corp.                      66,114                       1,387

FINANCIAL INFORMATION SERVICES (0.9%)
* The Dun & Bradstreet Corp.                300,100                      13,970
* Interactive Data Corp.                    141,800                       2,439

Financial Miscellaneous (2.9%)
  Fidelity National Financial, Inc.         466,700                      14,430
  New Century Financial Corp.               291,600                      10,813
* Providian Financial Corp.                 940,700                      10,451
  LandAmerica Financial Group, Inc.         100,600                       5,031
  First American Corp.                      146,300                       4,191
* Stewart Information
    Services Corp.                           64,500                       2,009
* WFS Financial, Inc.                        22,700                         990
  Cash America International Inc.            49,700                         949
  WSFS Financial Corp.                       19,600                         836

INSURANCE--MULTILINE (2.1%)
  SAFECO Corp.                              386,900                      14,199
  Torchmark Corp.                           235,700                      10,343
  Reinsurance Group of America, Inc.        141,900                       5,669
  American Financial Group, Inc.            231,400                       5,153

INSURANCE--PROPERTY-CASUALTY (0.8%)
  Fremont General Corp.                     517,200                       8,601
  W.R. Berkley Corp.                        139,500                       4,783
* Arch Capital Group Ltd.                    34,712                       1,267

REAL ESTATE INVESTMENT TRUST (5.8%)
  Novastar Financial, Inc. REIT             123,400                       9,101
  Boston Properties, Inc. REIT              190,700                       8,438
  iStar Financial Inc. REIT                 162,900                       6,200
  General Growth
  Properties Inc. REIT                       80,400                       6,151
  The Macerich Co. REIT                     142,000                       5,708
  New Plan Excel Realty
    Trust REIT                              243,900                       5,537
  Friedman, Billings,
    Ramsey Group, Inc. REIT                 250,100                       4,982

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
STRATEGIC EQUITY FUND                        SHARES                       (000)
--------------------------------------------------------------------------------
  Vornado Realty Trust REIT                  97,300             $         4,919
  Archstone-Smith Trust REIT                173,200                       4,625
  HRPT Properties Trust REIT                488,600                       4,573
  ProLogis REIT                             145,400                       4,295
  Rouse Co. REIT                             98,700                       4,244
  Developers Diversified
    Realty Corp. REIT                       112,900                       3,263
  BRE Properties Inc. Class A REIT           90,500                       2,928
  Anworth Mortgage
    Asset Corp. REIT                        201,100                       2,824
  Newcastle Investment Corp. REIT           117,100                       2,740
  Avalonbay Communities, Inc. REIT           56,500                       2,580
  Anthracite Capital Inc. REIT              234,800                       2,393
  Ventas, Inc. REIT                         106,600                       1,993
  Brandywine Realty Trust REIT               74,000                       1,875
  Bedford Property
    Investors, Inc. REIT                     68,700                       1,804
  Kimco Realty Corp. REIT                    41,500                       1,729
  Corporate Office Properties
    Trust, Inc. REIT                         78,600                       1,520
  Cousins Properties, Inc. REIT              50,200                       1,443
  Entertainment Properties
    Trust REIT                               39,400                       1,268
  Parkway Properties Inc. REIT               17,800                         784
  Public Storage, Inc. REIT                  17,200                         688
  AMB Property Corp. REIT                    16,600                         498

RENT & LEASE SERVICES--COMMERCIAL (0.7%)
  Ryder System, Inc.                        378,700                      11,361

SAVINGS & LOAN (2.8%)
  Sovereign Bancorp, Inc.                   669,000                      13,922
  Green Point Financial Corp.               404,750                      12,608
  Net.Bank, Inc.                            572,048                       7,843
  MAF Bancorp, Inc.                          84,900                       3,559
  Dime Community Bancshares                  68,950                       1,922
  PFF Bancorp, Inc.                          48,300                       1,802
  First Republic Bank                        35,600                       1,274
  Roslyn Bancorp, Inc.                       46,902                       1,264
  Waypoint Financial Corp.                   59,175                       1,232
* First Federal Financial Corp.              26,300                       1,184
  Hudson River Bancorp. Inc.                 28,944                         967
* Hawthorne Financial Corp.                  23,697                         619

SECURITIES BROKERS & Services (1.0%)
* Ameritrade Holding Corp.                  984,000                      13,422
* E*TRADE Financial Corp.                   322,800                      3,325
  SWS Group, Inc.                             8,600                         187
                                                                ----------------
                                                                $       391,448
                                                                ----------------
HEALTH CARE (11.3%)
* DaVita, Inc.                              400,678                      14,064
* Health Net Inc.                           442,100                      13,966
  PolyMedica Corp.                          438,613                      12,939
* Watson Pharmaceuticals, Inc.              318,700                      12,515
* Coventry Health Care Inc.                 176,200                       9,647
* Universal Health Services
    Class B                                 200,400                       9,429
* Sierra Health Services, Inc.              388,500                       9,048
  Mylan Laboratories, Inc.                  358,650                       8,661
* Apria Healthcare Group Inc.               231,100                       6,702
* Edwards Lifesciences Corp.                219,600                       6,368
* Bio-Rad Laboratories, Inc.
    Class A                                 116,600                       6,092
* Inspire Pharmaceuticals, Inc.             318,800                       5,936
* Pediatrix Medical Group, Inc.             110,900                       5,928
* Select Medical Corp.                      173,500                       5,824
* Pharmaceutical Resources, Inc.             73,200                       5,291
* Protein Design Labs, Inc.                 390,700                       5,267
* aaiPharma Inc.                            275,217                       4,979
* WebMD Corp.                               613,434                       4,779
* Genta Inc.                                418,800                       4,481
* Triad Hospitals, Inc.                     125,700                       3,863
* STERIS Corp.                              180,400                       3,756
* Advanced Medical Optics, Inc.             184,300                       3,717
* Alkermes, Inc.                            269,030                       3,489
* SciClone Pharmaceuticals, Inc.            425,033                       3,392
* Endo Pharmaceuticals
    Holdings, Inc.                          198,100                       3,241
* ALARIS Medical Systems, Inc.              206,800                       3,207
* Respironics, Inc.                          59,100                       2,464
* Techne Corp.                               70,200                       2,445
* IDEXX Laboratories Corp.                   49,700                       2,351
* Celgene Corp.                              44,400                       1,851
* Esperion Therapeutics, Inc.                73,000                       1,743
* MGI Pharma, Inc.                           41,012                       1,540
* Medco Health Solutions, Inc.               40,300                       1,338
* Lincare Holdings, Inc.                     28,200                       1,098
  ICN Pharmaceuticals, Inc.                  52,800                       1,020
* AMERIGROUP Corp.                           19,200                         803
* Eon Labs, Inc.                             18,000                         758
* Connetics Corp.                            16,100                         288
                                                                ----------------
                                                                $       194,280
                                                                ----------------
MATERIALS & Processing (6.7%)
  Monsanto Co.                              656,100                      16,435
  Freeport-McMoRan Copper &
    Gold, Inc. Class B                      411,500                      15,946
  Precision Castparts Corp.                 353,300                      14,531
  Sigma-Aldrich Corp.                       253,200                      13,280
  York International Corp.                  202,700                       8,055
  Albany International Corp.                235,800                       7,286

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
STRATEGIC EQUITY FUND                        SHARES                       (000)
--------------------------------------------------------------------------------
  Schnitzer Steel
    Industries, Inc. Class A                160,200             $         6,036
* Pactiv Corp.                              254,800                       5,618
* Sealed Air Corp.                           97,000                       5,163
  Lubrizol Corp.                            139,900                       4,239
* Steel Dynamics, Inc.                      187,113                       3,486
  Catellus Development Corp.                146,400                       3,260
* USG Corp.                                 181,300                       3,037
  Lennox International Inc.                 160,600                       2,656
  Centex Construction Products, Inc.         49,100                       2,646
* Hercules, Inc.                            208,700                       2,181
  Watsco, Inc.                               44,700                         957
                                                                ----------------
                                                                $       114,812
                                                                ----------------
OTHER ENERGY (4.5%)
  Chesapeake Energy Corp.                 1,220,500                      14,561
  Pogo Producing Co.                        280,400                      11,724
  Sunoco, Inc.                              230,700                      10,095
  Patina Oil & Gas Corp.                    185,000                       7,803
  XTO Energy, Inc.                          285,933                       6,768
  EOG Resources, Inc.                       128,800                       5,428
* Tesoro Petroleum Corp.                    398,400                       4,542
  Vintage Petroleum, Inc.                   330,500                       3,817
* Stone Energy Corp.                        103,200                       3,730
* Nuevo Energy Co.                          175,500                       3,454
* Denbury Resources, Inc.                   167,900                       2,119
  Valero Energy Corp.                        38,000                       1,623
* Swift Energy Co.                           90,000                       1,251
* Global Power Equipment
    Group Inc.                              149,400                         883
                                                                ----------------
                                                                $        77,798
                                                                ----------------
PRODUCER DURABLES (4.3%)
* Xerox Corp.                             1,462,700                      15,358
  Lennar Corp. Class A                      155,100                      14,246
  Ryland Group, Inc.                        136,800                      12,162
  Rockwell Collins, Inc.                    243,500                       6,684
  Herman Miller, Inc.                       181,906                       4,178
  Engineered Support Systems, Inc.           60,149                       4,067
* Andrew Corp.                              270,900                       3,543
  HON Industries, Inc.                       82,100                       3,366
* MKS Instruments, Inc.                      86,900                       2,259
* Imagistics International Inc.              65,400                       2,103
  Applied Industrial Technology, Inc.        83,300                       1,878
  A.O. Smith Corp.                           43,800                       1,386
* Interdigital Communications Corp.          79,400                       1,349
* Champion Enterprises, Inc.                154,800                       1,099
  MTS Systems Corp.                          47,600                         837
                                                                ----------------
                                                                $        74,515
                                                                ----------------
TECHNOLOGY (14.4%)
* SanDisk Corp.                             220,133                      17,743
* Altera Corp.                              832,300                      16,837
* National Semiconductor Corp.              382,600                      15,545
* Avocent Corp.                             377,908                      14,285
  PerkinElmer, Inc.                         704,765                      12,693
* Hutchinson Technology, Inc.               312,936                      10,486
* Benchmark Electronics, Inc.               213,100                      10,382
* Storage Technology Corp.                  429,300                      10,346
* Genesis Microchip Inc.                    622,761                      10,325
  Inter-Tel, Inc.                           392,096                       9,877
* DSP Group Inc.                            402,301                       9,607
* Computer Sciences Corp.                   225,600                       8,938
* Advanced Digital
    Information Corp.                       509,691                       8,282
* Citrix Systems, Inc.                      312,200                       7,892
* Digital River, Inc.                       264,450                       7,241
* GlobespanVirata, Inc.                   1,124,763                       6,929
* j2 Global Communications, Inc.            236,585                       6,700
  Scientific-Atlanta, Inc.                  209,700                       6,207
* Conexant Systems, Inc.                    990,800                       5,776
* RSA Security Inc.                         424,593                       5,507
* Synopsys, Inc.                            171,013                       5,425
* Cree, Inc.                                300,900                       5,344
* Unisys Corp.                              341,500                       5,245
* Maxtor Corp.                              367,700                       5,026
* Westell Technologies, Inc.                562,237                       4,683
* ESS Technology, Inc.                      267,000                       3,706
* Computer Network
    Technology Corp.                        352,700                       3,492
  Rockwell Automation, Inc.                 100,400                       3,117
  Seagate Technology                         89,600                       2,059
* NVIDIA Corp.                              109,000                       1,927
* Macromedia, Inc.                           93,500                       1,787
* ON Semiconductor Corp.                    301,800                       1,298
* MRO Software Inc.                          65,500                         829
  Black Box Corp.                            17,300                         745
* Microsemi Corp.                            29,200                         604
                                                                ----------------
                                                                $       246,885
                                                                ----------------

UTILITIES (8.0%)
* Edison International                      762,900                      15,037
* AES Corp.                               1,532,000                      13,405
  Great Plains Energy, Inc.                 416,600                      13,281
  ONEOK, Inc.                               592,000                      11,775
* NII Holdings Inc.                         105,010                       8,095
  Sempra Energy                             265,900                       7,392
  Northeast Utilities                       378,100                       7,123
  CenterPoint Energy Inc.                   680,400                       6,675
  OGE Energy Corp.                          285,600                       6,515
  Wisconsin Energy Corp.                    189,100                       6,193
  Westar Energy, Inc.                       288,100                       5,756
* Talk America Holdings, Inc.               429,100                       5,355
  TXU Corp.                                 171,300                       3,909
* Intrado Inc.                              181,800                       3,287
  PNM Resources Inc.                        100,300                       2,836

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
STRATEGIC EQUITY FUND                        SHARES                       (000)
--------------------------------------------------------------------------------
  NSTAR                                      58,700             $         2,741
* PTEK Holdings, Inc.                       274,100                       2,387
* Boston Communications  Group, Inc.        247,932                       2,336
  Energen Corp.                              56,100                       2,068
* Cablevision Systems  NY Group Class A      98,000                       1,980
* Commonwealth Telephone  Enterprises, Inc.  43,100                       1,757
* Cincinnati Bell Inc.                      316,400                       1,617
  PPL Corp.                                  38,000                       1,517
  Southwest Gas Corp.                        57,400                       1,296
* Southwestern Energy Co.                    62,900                       1,220
  Cleco Corp.                                54,200                         908
                                                                ----------------
                                                                $       136,461
                                                                ----------------
OTHER (1.7%)
  Textron, Inc.                             289,900                      14,405
  Eaton Corp.                               130,400                      13,071
  Hillenbrand Industries, Inc.               13,700                         816
                                                                ----------------
                                                                $        28,292
                                                                ----------------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $1,395,381)                           $     1,698,554
--------------------------------------------------------------------------------
                                               FACE
                                             AMOUNT
                                              (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (4.2%)(1)
--------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSN.
(2)   1.05%, 1/20/2004                        1,500             $         1,497
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
  Obligations in a Pooled
  Cash Account
  1.06%, 11/3/2003                           21,660                      21,660
  1.06%, 11/3/2003--Note E                   48,774                      48,774
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS (Cost $71,931)                 $        71,931
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (103.3%) (Cost $1,467,312)                    $     1,770,485
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-3.3%)
--------------------------------------------------------------------------------
Other Assets--Note B                                            $        10,717
Security Lending Collateral
Payable to Brokers--Note E                                              (48,774)
Other Liabilities                                                       (18,568)
                                                                ----------------
                                                                $       (56,625)
                                                                ----------------
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
Applicable to 95,988,173 outstanding $.001
  par value shares of beneficial interest
    (unlimited authorization)                                   $     1,713,860
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                       $         17.85
================================================================================
*See Note A in Notes to Financial Statements.
*Non-income-producing security.
(1)The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 99.9% and 3.4%, respectively, of net assets. See Note C in Notes to Financial Statements.
(2)Security segregated as initial margin for open futures contracts.
REIT-Real Estate Investment Trust.

--------------------------------------------------------------------------------
AT OCTOBER 31, 2003, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
                                             AMOUNT                         PER
                                              (000)                       SHARE
--------------------------------------------------------------------------------
Paid-in Capital                          $1,422,169             $         14.81
Undistributed Net
  Investment Income                           8,427                         .09
Accumulated Net
  Realized Losses                           (20,347)                       (.21)
Unrealized Appreciation
  Investment Securities                     303,173                        3.16
  Futures Contracts                             438                          --
--------------------------------------------------------------------------------
NET ASSETS                               $1,713,860             $         17.85
================================================================================
See Note C in Notes to Financial Statements for the tax-basis components of net assets.

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

--------------------------------------------------------------------------------
                                                           STRATEGIC EQUITY FUND
                                                     YEAR ENDED OCTOBER 31, 2003
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Dividends                                                     $        16,468
  Interest                                                                  220
  Security Lending                                                          639
--------------------------------------------------------------------------------
    Total Income                                                $        17,327
--------------------------------------------------------------------------------
EXPENSES
The Vanguard Group--Note B
  Investment Advisory Services                                              532
  Management and Administrative                                           4,847
  Marketing and Distribution                                                119
Custodian Fees                                                               47
Auditing Fees                                                                14
Shareholders' Reports and Proxies                                            93
Trustees' Fees and Expenses                                                   2
--------------------------------------------------------------------------------
    Total Expenses                                              $         5,654
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                    11,673
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
  Investment Securities Sold                                             70,947
  Futures Contracts                                                       2,397
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                                 73,344
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
  Investment Securities                                                 309,178
  Futures Contracts                                                         474
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                        309,652
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS $       394,669
================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

--------------------------------------------------------------------------------
                                                           STRATEGIC EQUITY FUND
                                                   -----------------------------
                                                        YEAR ENDED OCTOBER 31,
                                                   -----------------------------
                                                       2003                2002
                                                      (000)                (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                         $    11,673          $    8,573
  Realized Net Gain (Loss)                           73,344             (43,820)
  Change in Unrealized Appreciation
    (Depreciation)                                  309,652             (20,330)
--------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets
      Resulting from Operations                     394,669             (55,577)
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                              (9,001)             (7,979)
  Realized Capital Gain                                  --                  --
--------------------------------------------------------------------------------
    Total Distributions                              (9,001)             (7,979)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS1
  Issued                                            592,217             296,841
  Issued in Lieu of Cash Distributions                8,543               7,575
  Redeemed                                         (148,570)           (131,577)
--------------------------------------------------------------------------------
    Net Increase (Decrease) from Capital
      Share Transactions                            452,190             172,839
--------------------------------------------------------------------------------
    Total Increase (Decrease)                       837,858             109,283
--------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                               876,002             766,719
--------------------------------------------------------------------------------
  End of Period                                 $ 1,713,860          $  876,002
================================================================================

1SHARES ISSUED (REDEEMED)
  Issued                                             38,262              20,105
  Issued in Lieu of Cash Distributions                  645                 500
  Redeemed                                          (10,232)             (9,353)
--------------------------------------------------------------------------------
    Net Increase (Decrease) in Shares
      Outstanding                                    28,675              11,252
================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.


STRATEGIC EQUITY FUND
--------------------------------------------------------------------------------------------------------------------
                                                                                YEAR ENDED OCTOBER 31,
                                                                     -----------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD             2003             2002       2001        2000         1999
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                    $ 13.01          $ 13.68    $ 18.07     $ 15.73     $ 13.11
--------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                    .13               .14        .16         .21         .15
  Net Realized and Unrealized Gain (Loss)
    on Investments                                         4.84             (.67)     (1.31)       2.66        2.62
--------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                       4.97             (.53)     (1.15)       2.87        2.77
--------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                     (.13)            (.14)      (.21)       (.16)       (.15)
  Distributions from Realized Capital Gains                  --               --      (3.03)       (.37)         --
--------------------------------------------------------------------------------------------------------------------
    Total Distributions                                    (.13)            (.14)     (3.24)       (.53)       (.15)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                          $ 17.85          $ 13.01    $ 13.68     $ 18.07     $ 5.73
====================================================================================================================

TOTAL RETURN*                                            38.55%           -4.02%     -6.48%      18.76%      21.30%
====================================================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                  $ 1,714          $   876    $   767     $   746     $   561
  Ratio of Total Expenses to Average Net Assets           0.50%            0.50%      0.54%       0.49%       0.46%
  Ratio of Net Investment Income to Average Net Assets    1.04%            0.94%      1.06%       1.31%       1.00%
  Portfolio Turnover Rate                                  100%              73%        82%         83%         51%
====================================================================================================================
*Total  returns do not reflect the 1% fee  assessed  through  April 6, 2001,  on redemptions of shares held in the fund for less than five years.

SEE ACCOMPANYING NOTES, WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

Vanguard Strategic Equity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

     1. SECURITY VALUATION: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund's pricing time but after the close of the securities' primary markets, are valued by methods deemed by the board of trustees to represent fair value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

     2. FUTURES CONTRACTS: The fund uses S&P 500 Index, S&P MidCap 400 Index, and Russell 2000 Index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

     Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

     3. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     4. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

     5. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date.

     6. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date the securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At October 31, 2003, the fund had contributed capital of $252,000 to Vanguard (included in Other Assets), representing 0.01% of the fund's net assets and 0.25% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

     For tax purposes, at October 31, 2003, the fund had $9,827,000 of ordinary income available for distribution. The fund had available realized losses of $19,765,000 to offset future net capital gains through October 31, 2010.

     At October 31, 2003, net unrealized appreciation of investment securities for tax purposes was $303,173,000, consisting of unrealized gains of $322,830,000 on securities that had risen in value since their purchase and $19,657,000 in unrealized losses on securities that had fallen in value since their purchase.

     At October 31, 2003, the aggregate settlement value of open futures contracts expiring in December 2003 and the related unrealized appreciation were:

--------------------------------------------------------------------------------
                                                              (000)
                                                --------------------------------
                                                  AGGREGATE           UNREALIZED
                                 NUMBER OF       SETTLEMENT         APPRECIATION
FUTURES CONTRACTS           LONG CONTRACTS            VALUE       (DEPRECIATION)
--------------------------------------------------------------------------------
S&P MidCap 400 Index                    33          $ 9,049                $ 270
Russell 2000 Index                      16            4,227                  168
--------------------------------------------------------------------------------

Unrealized appreciation on open futures contracts is required to be treated as realized gain for tax purposes. D. During the year ended October 31, 2003, the fund purchased $1,583,517,000 of investment securities and sold $1,129,537,000 of investment securities, other than temporary cash investments.

E. The market value of securities on loan to broker/dealers at October 31, 2003, was $46,591,000, for which the fund held cash collateral of $48,774,000. The fund invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Trustees of Vanguard Strategic Equity Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Strategic Equity Fund (the "Fund") at October 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2003 by correspondence with the custodian and broker, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP
PHILADELPHIA, PENNSYLVANIA

DECEMBER 15, 2003

--------------------------------------------------------------------------------
SPECIAL 2003 TAX INFORMATION
(UNAUDITED) FOR VANGUARD STRATEGIC EQUITY FUND

This information for the fiscal year ended October 31, 2003, is included pursuant to provisions of the Internal Revenue Code.

For corporate shareholders, 99.1% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

The fund intends to distribute the maximum amount of qualified dividend income allowable. The amount of qualified dividend income distributed by the fund will be provided to individual shareholders on their 2003 Form 1099-DIV.
--------------------------------------------------------------------------------

INVESTING IS FAST, EASY, AND SECURE ON VANGUARD.COM

If you're like many Vanguard investors, you believe in planning and taking control of your own investments. Vanguard.com was built for you--and it keeps getting better.

RESEARCH AND PLAN YOUR INVESTMENTS WITH CONFIDENCE

Use our PLANNING & ADVICE AND RESEARCH FUNDS & STOCKS sections to:

* Determine what asset allocation might best suit your needs--by taking our Investor Questionnaire.
* Find out how much to save for retirement and your children's college education-- by using our planning tools.
* Learn how to achieve your goals--by reading our PlainTalk(R) investment guides.
*    Find your next fund--by using the Compare Funds, Compare Costs, and Narrow

YOUR FUND CHOICES TOOLS.

* Look up fund price, performance history, and distribution information--in a snap. invest and manage accounts with ease

LOG ON TO VANGUARD.COM TO:

*    See what you own (at Vanguard and elsewhere) and how your  investments  are doing.
* Elect to receive online statements, fund reports (like this one), prospectuses, and tax forms.
*    Analyze your portfolio's holdings and performance.
* Open new accounts, buy and sell shares, and exchange money between funds--securely and easily.
* Sign up to receive electronic newsletters from Vanguard informing you of news on our funds, products, and services, as well as on investing and the financial markets.

Find out what Vanguard.com can do for you. Log on today!

CAPITALIZE ON YOUR IRA

Are you taking full advantage of your individual retirement account? You really should be. The contribution limits on IRAs were recently raised, making these tax-deferred accounts more powerful options for retirement savers.

Here's how you can exploit your IRA--and improve your chances of having the retirement of your dreams.

CONTRIBUTE THE MAXIMUM AMOUNT EACH YEAR

It may be an obvious point, but if you invest as much in your IRA as the law allows-- currently $3,000 per tax year if you are under age 50 and $3,500 if you are age 50 or over--you will increase the odds of meeting your retirement goals. "Max out" every year you can.

MAKE IT AUTOMATIC

Put your IRA on autopilot by taking advantage of Vanguard's Automatic Investment Plan. Your IRA contributions will be deducted from your bank account on a schedule of your choosing, making retirement investing a healthy habit.

CONSIDER COST

The owners of low-cost investments keep a larger portion of their gross returns than the owners of high-cost investments. Over the long term, avoiding costlier mutual funds and brokerage commissions could significantly boost your retirement savings. Our low costs are one reason a Vanguard IRA(R) is such a smart choice.

REQUEST A DIRECT ROLLOVER WHEN YOU CHANGE JOBS

Don't spend your retirement assets before you've retired. When you change jobs, roll your 401(k) or other employer-sponsored retirement plan assets directly into your IRA.

If you have questions about your IRA, want to transfer an IRA from another institution to Vanguard, or need help with any other IRA transaction, call our Retirement Resource Center at 1-800-205-6189 or visit Vanguard.com. You can open or fund your IRA on our website and have a confirmation in your hand within minutes.

THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of

------------------------------------------------------------------------------------------------------------
                  POSITION(S) HELD WITH
NAME              FUND (NUMBER OF
(YEAR OF BIRTH)   VANGUARD FUNDS
TRUSTEE/OFFICER   OVERSEEN BY
SINCE             TRUSTEE/OFFICER)     PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------
JOHN J. BRENNAN*  Chairman of the      Chairman of the Board, Chief Executive Officer, and Director/Trustee
(1954)            Board, Chief         of The Vanguard Group, Inc., and of each of the investment companies
May 1987          Executive Officer,   served by The Vanguard Group.
                  and Trustee
                  (112)
------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

CHARLES D. ELLIS  Trustee              The Partners of '63 (pro bono ventures in education); Senior Advisor
(1937)            (112)                to Greenwich Associates (international business strategy consulting);
January 2001                           Successor Trustee of Yale University; Overseer of the Stern School of
                                       Business at New York University; Trustee of the Whitehead Institute
                                       for Biomedical Research.
------------------------------------------------------------------------------------------------------------
RAJIV L. GUPTA    Trustee              Chairman and Chief Executive Officer (since October 1999), Vice
(1945)            (112)                Chairman (JanuarySeptember 1999), and Vice President (prior to
December 2001                          September 1999) of Rohm and Haas Co. (chemicals); Director of
                                       Technitrol, Inc. (electronic components), and Agere Systems
                                       (communications components); Board Member of the American Chemistry
                                       Council; and Trustee of Drexel University.
------------------------------------------------------------------------------------------------------------
JOANN HEFFERNAN   Trustee              Vice President, Chief Information Officer, and Member of the
HEISEN            (112)                Executive Committee of Johnson & Johnson (pharmaceuticals/consumer
(1950)                                 products); Director of the Medical Center at Princeton and Women's
July 1998                              Research and Education Institute.
------------------------------------------------------------------------------------------------------------
BURTON G. MALKIEL TRUSTEE              Chemical Bank Chairman's Professor of Economics,Princeton University;
(1932)            (110)                Director of Vanguard Investment Series plc (Irish invest-ment fund)
May 1977                               (since November 2001), Vanguard Group (Ireland)Limited (Irish investment management firm)(since November 2001),Prudential Insurance
                                       Co. of America, BKF Capital (investment management), The Jeffrey Co.
                                       (holding company), and NeuVis, Inc.(software company).
------------------------------------------------------------------------------------------------------------

the funds. Among board members' responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee's retirement, resignation, or death; or otherwise as specified in the fund's organizational documents. Any trustee may be removed at a shareholders' meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

                      POSITION(S) HELD WITH
NAME                  FUND (NUMBER OF
(YEAR OF BIRTH)       VANGUARD FUNDS
TRUSTEE/OFFICER       OVERSEEN BY
SINCE                 TRUSTEE/OFFICER) PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------
Alfred M. Rankin, Jr. Trustee          Chairman, President, Chief Executive Officer, and Director of NACCO
(1941)                (112)            Industries, Inc. (forklift trucks/housewares/lignite); Director of
January 1993                           Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.
------------------------------------------------------------------------------------------------------------
J. Lawrence Wilson    Trustee          Retired Chairman and Chief Executive Officer of Rohm and Haas Co.
(1936)                (112)            (chemicals); Director of Cummins Inc. (diesel engines), The Mead
April 1985                             Corp. (paper products), and AmerisourceBergen Corp. (pharmaceuti-cal distribution); Trustee of Vanderbilt University.
------------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS*

R. Gregory Barton     Secretary        Managing Director and General Counsel of The Vanguard Group, Inc.;
(1951)                (112)            Secretary of The Vanguard Group and of each of the investment
June 2001                              companies served by The Vanguard Group.
------------------------------------------------------------------------------------------------------------
Thomas J. Higgins     Treasurer        Principal of The Vanguard Group, Inc.; Treasurer of each of the
(1957)                (112)            investment companies served by The Vanguard Group.
July 1998
------------------------------------------------------------------------------------------------------------
*Officers  of the funds are  "interested  persons" as defined in the  Investment
Company Act of 1940.

More  information   about  the  trustees  is  in  the  Statement  of  Additional
Information, available from The Vanguard Group.

------------------------------------------------------------------------------------------------------------
VANGUARD SENIOR MANAGEMENT TEAM

MORTIMER J. BUCKLEY, Information Technology.                   MICHAEL S. MILLER, Planning and Development.
JAMES H. GATELY, Investment Programs and Services.             RALPH K. PACKARD, Finance.
KATHLEEN C. GUBANICH, Human Resources.                         GEORGE U. SAUTER, Chief Investment Officer.
F. WILLIAM MCNABB, III, Client Relationship Group.
------------------------------------------------------------------------------------------------------------
JOHN C. BOGLE, Founder; Chairman and Chief Executive Officer, 1974-1996.
------------------------------------------------------------------------------------------------------------

[SHIP]
[THE VANGUARD GROUP(R) LOGO]
Post Office Box 2600
Valley Forge, PA 19482-2600

Vanguard, The Vanguard Group, Vanguard.com, Vanguard IRA, PlainTalk, and the ship logo are trademarks of The Vanguard Group, Inc.

All other marks are the exclusive property of their respective owners.

ABOUT OUR COVER

The photographs that appear on the cover of this report are copyrighted by Michael Kahn.

FOR MORE INFORMATION

This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

To  receive  a free  copy  of the  prospectus  or the  Statement  of  Additional
Information, or to request additional information about the fund or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through Vanguard.com. Prospectuses may also be viewed online.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
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TEXT TELEPHONE
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(C) 2003 THE VANGUARD GROUP, INC.
ALL RIGHTS RESERVED.
VANGUARD MARKETING
CORPORATION, DISTRIBUTOR.

Q1140 122003

                       VANGUARD(R) CAPITAL OPPORTUNITY FUND
                                October 31, 2003

[GRAPHIC]

ANNUAL REPORT

                                                      THE VANGUARD GROUP(R) LOGO

HOW TO READ YOUR FUND REPORT

This report contains information that can help you evaluate your investment. It includes details about your fund's return and presents data and analysis that provide insight into the fund's performance and investment approach.

By reading the letter from Vanguard's chairman, John J. Brennan, together with the letter from the managers who select securities for your fund, you'll get an understanding of how the fund invests and how the market environment affected its performance. The statistical information that follows can help you understand how the fund's performance and characteristics stack up against those of similar funds and market benchmarks.

It's important to keep in mind that the opinions expressed by Vanguard's investment managers are just that: informed opinions. They should not be considered promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. As things change--and in the financial markets you can be certain only of change--an investment manager's job is to evaluate new information and make adjustments, if necessary. Of course, the risks of investing in the fund are spelled out in the prospectus.

Frequent updates on the fund's performance and information about some of its holdings are available on Vanguard.com(R).
--------------------------------------------------------------------------------
CONTENTS

1 LETTER FROM THE CHAIRMAN
6 REPORT FROM THE ADVISOR
9 FUND PROFILE
10 GLOSSARY OF INVESTMENT TERMS
11 PERFORMANCE SUMMARY
13 YOUR FUND'S AFTER-TAX RETURNS
14 ABOUT YOUR FUND'S EXPENSES
15 FINANCIAL STATEMENTS
26 ADVANTAGES OF VANGUARD.COM
--------------------------------------------------------------------------------
SUMMARY

* The Investor Shares of Vanguard Capital Opportunity Fund returned 46.9% in the 12 months ended October 31, 2003, handily outpacing the fund's comparative standards.

* The broad stock market roared back to life, with a 12-month return of 24.4%.

*    Your fund's stock picks were so superior as to be almost unrepeatable.

Want less clutter in your mailbox? Just register with Vanguard.com and opt to get fund reports online.

--------------------------------------------------------------------------------
LETTER FROM THE CHAIRMAN
--------------------------------------------------------------------------------
Fellow Shareholder,

During the 12 months ended October 31, 2003, the Investor Shares of Vanguard Capital Opportunity Fund returned 46.9%, a result reflecting the advisor's excellent stock-picking among technology and consumer-oriented industries.

[Photographs of John J. Brennan]
--------------------------------------------------------
2003 TOTAL RETURNS                     Fiscal Year Ended
                                              October 31
--------------------------------------------------------
VANGUARD CAPITAL OPPORTUNITY FUND
 Investor Shares                                   46.9%
 Admiral Shares                                    47.1
Russell Midcap Growth Index                        39.3
Average Multi-Cap Growth Fund*                     28.3
Wilshire 5000 Index                                24.4
--------------------------------------------------------
*Derived from data provided by Lipper Inc.


     As shown in the adjacent table, your fund's performance was significantly better than the strong showings of its unman-aged benchmark indexes and the average return of competing funds. Clearly, being in the right place at the right time (in particular, mid- and smaller-capitalization growth stocks) was sufficient to generate strong returns during the past fiscal year, but Vanguard Capital Opportunity Fund added to the market's largesse with excellent portfolio management.

     The per-share components of your fund's total returns--starting and ending net asset values plus income distributions--appear in the table on page 5. If you hold Capital Opportunity in a taxable account, you may wish to review the fund's after-tax performance on page 13.

STOCKS STAGED A REMARKABLE TURNAROUND
     Weak economic data and the prospect of war with Iraq helped depress U.S. stock prices early in the fiscal year, but the outbreak of fighting in mid-March had a cathartic effect. The U.S. military's quick advance, combined with rosier reports on the nation's economy and corporate earnings, helped launch a surprisingly strong and sustained rally.

--------------------------------------------------------------------------------
Admiral Shares
A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.
--------------------------------------------------------------------------------

     For the full 12 months, the broad U.S. market, as measured by the Wilshire 5000 Total Market Index, returned 24.4%. Gains were substantially similar overall for growth and value stocks (i.e., stocks that sport a premium price for their earnings-growth potential versus those with bargain-basement price tags relative to earnings, book value, or other measures), but there was a wide divide between stocks of small and large companies. The 43.4% return of the small-cap Russell 2000 Index was nearly double the result of the large- and mid-cap Russell 1000 Index. The gains were equally impressive overseas, particularly in emerging markets and the Pacific Rim nations. In the aggregate, international markets outpaced the U.S. market during the 12 months. For U.S.-based investors, the results from abroad were boosted by a weakening of the dollar against most major currencies.

"JUNK" BOND RETURNS RIVALED THE GAINS OF STOCKS
     In the bond market, higher risk correlated with higher returns during the fiscal year, with below-investment-grade bonds posting results that outpaced those of the equity markets. The Lehman Brothers High Yield Bond Index surged 33.8%. Meanwhile, U.S. Treasury securities--considered to be risk-free--posted returns in the low single digits, with interest income offsetting a decline in prices. As bond prices fell, yields rose. At the fiscal year-end, the yield of the 10-year Treasury note stood at 4.29%, 40 basis points (0.40 percentage point) higher than at the start of the period.

     The pattern was different among debt securities with the shortest maturities, which are influenced more strongly by the Federal Reserve Board's interest rate moves than by market forces. During the fiscal year, the Fed slashed its target federal funds rate by 75 basis points to 1.00%, the lowest level since 1958. The yield of the 3-month Treasury bill, a fair proxy for money market interest rates, fell by 50 basis points to end the period at 0.95%.

UNCANNILY GOOD STOCK SELECTION LED TO A BANNER YEAR
     Vanguard Capital Opportunity Fund's emphasis on a relatively small number of dynamic companies yielded excellent returns during fiscal 2003. With just about any growth-stock strategy it was hard to go wrong, especially among mid- and smaller-sized stocks, but your fund's returns far exceeded the generous levels provided by the market. While the average return of peer funds investing in similar stocks was 28.3%, Vanguard Capital Opportunity Fund's Investor Shares returned 46.9% and the fund's Admiral Shares gained 47.1%.

     The fund held strongly performing stocks in the technology and consumer discretionary (the retailers, restaurants, and entertainment purveyors that vie for our disposable income) sectors. Tech stocks often play a big role in the Capital Opportunity Fund's performance, not because the fund strives to maintain a particular allocation to any one sector, but because PRIMECAP Management, the fund's advisor, often finds compelling growth opportunities in technology industries.

     During the past year, tech stocks benefited from legitimate optimism about the sector's growth prospects, as well as from a dash of speculative fervor. A significant number of Vanguard Capital Opportunity Fund's stock selections, mostly in the tech area, produced triple-digit returns. Chip-maker Rambus, which accounted for a little less than 1% of the fund's assets on average during the period, returned more than 300%. Fiberoptics company Corning--another significant holding--returned almost 500%. And electronics retailer Best Buy--an indirect beneficiary of the tech rally--nearly tripled in price.

--------------------------------------------------------------------------------
MARKET BAROMETER                                    Average Annual Total Returns
                                                  Periods Ended October 31, 2003
                                                 -------------------------------
                                                     One         Three      Five
                                                    Year         Years     Years
--------------------------------------------------------------------------------
STOCKS
Russell 1000 Index (Large-caps)                    22.3%         -8.2%      1.1%
Russell 2000 Index (Small-caps)                    43.4           3.4       8.3
Wilshire 5000 Index (Entire market)                24.4          -7.1       1.7
MSCI All Country World Index Free
 ex USA (International)                            30.4          -4.4       1.4
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index                         4.9%          8.4%      6.5%
(Broad taxable market)
Lehman Municipal Bond Index                         5.1           7.1       5.6
Citigroup 3-Month Treasury Bill Index               1.2           2.6       3.6
================================================================================
CPI
Consumer Price Index                                2.0%          2.1%      2.4%
--------------------------------------------------------------------------------

     The fund's largest holdings also performed well, with the notable exception of Micron Technology. Despite its participation in a red-hot industry, this chipmaker was one of the few portfolio holdings to decline in price. Only about 1% of the portfolio's holdings recorded negative returns during the period--a freakishly high batting average that is almost certainly not sustainable. For more information about your fund's portfolio, please see the Report from the Advisor on page 6.

SKILLED ADVISOR HAS DELIVERED EXEMPLARY RETURNS
     Since Vanguard Capital Opportunity Fund's 1995 inception, it has outperformed its comparative standards, besting the average multi-cap growth fund by an average of 7 percentage points per year (see the table below). PRIMECAP Management has been building this record of outperformance since 1998, when it assumed management of the Capital Opportunity portfolio. (Before PRIMECAP's arrival, the fund struggled.)
--------------------------------------------------------------------------------
TOTAL RETURNS                                                August 14, 1995* to
                                                                October 31, 2003
--------------------------------------------------------------------------------
                                      Average                     Final Value of
                                       Annual                          a $25,000
                                       Return                 Initial Investment
--------------------------------------------------------------------------------
CAPITAL OPPORTUNITY FUND
 Investor Shares                        14.0%                            $73,425
Russell Midcap Growth
 Index                                   8.2                             47,714
Average Multi-Cap Growth
 Fund                                    7.0                             43,518
Wilshire 5000 Index                      9.3                             52,063
--------------------------------------------------------------------------------
*Inception.
     Although Vanguard Capital Opportunity Fund sustained losses during the long bear market in stocks, its outstanding performance in the good times has allowed for the accumulation of significant long-term wealth. Since 1995, an initial investment of $25,000 in Vanguard Capital Opportunity Fund would have increased to $73,425. The same amount invested in the average multi-cap growth portfolio would have grown to just $43,518.

PERSPECTIVE IS A VALUABLE  PARTNER
     After a period of such superior performance, especially when it is clearly the result of a single advisor's unique investment approach, it's easy to believe that the good times will go on indefinitely. They won't. In our cyclical financial markets, even the best investment approaches will struggle from time to time. By preparing yourself for this eventuality, you'll be better able to hang on through the weak periods so you can profit from the strong. And by complementing your investment in the Capital Opportunity Fund with bond and money market funds, as well as stock funds plying different areas of the market, you'll be better positioned still.

     In light of the shocking allegations about market-timing and late trading at some investment management firms, I feel compelled to close this letter with an assurance that Vanguard has policies and procedures in place to identify and deter such behavior. In addition, I have great confidence in the ethics, integrity, and character of the

     Vanguard crew--values that receive strong institutional support from our client-owned corporate structure, which channels all our efforts into the creation of wealth for our shareholders.

     Thank you for entrusting your hard-earned money to us.



     Sincerely,
     /S/John J. Brennan
     John J. Brennan

     CHAIRMAN AND CHIEF EXECUTIVE OFFICER
     NOVEMBER 17, 2003


--------------------------------------------------------------------------------
YOUR FUND'S PERFORMANCE AT A GLANCE           October 31, 2002-October 31, 2003

                                                         Distributions Per Share
                                                        ------------------------
                               Starting        Ending      Income        Capital
                            Share Price   Share Price   Dividends          Gains

Capital Opportunity Fund
 Investor Shares                 $16.54        $24.28      $0.013         $0.000
 Admiral Shares                   38.22         56.11       0.066          0.000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
REPORT FROM THE ADVISOR
--------------------------------------------------------------------------------
     Vanguard Capital Opportunity Fund's Investor Shares returned 46.9% during fiscal 2003, a significantly better showing than those of our comparative standards.

THE INVESTMENT ENVIRONMENT
     After a poor start, equity markets staged a sharp recovery during the past fiscal year. The powerful rally began with the commencement of military operations in Iraq and was then sustained by steadily improving economic data and surprisingly strong growth in corporate earnings. For the 12 months ended October 31, 2003, the Standard & Poor's 500 Index returned 20.8%; the stocks of smaller, growth-oriented companies--Capital Opportunity's investment focus--did even better.

     Although the economic and investment environment improved considerably during the period, risks remain. Job creation is still tepid. Threats of terrorism, the increasing costs of rebuilding Iraq, and concerns about global overcapacity and deflation linger in the background. If the bad news were to get worse, the stock market's current valuations would be significant cause for concern.
--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY
The fund reflects a belief that superior long term investment results can be achieved by concentrating assets in small- and mid-capitalization stocks whose prices are lower than the fundamental value of the underlying companies.
--------------------------------------------------------------------------------
     In our opinion, however, the positives outweigh the negatives. We're optimistic about corporate America's ability to generate better-than-expected earnings growth in an economic expansion that will derive strength from a weaker U.S. dollar and the stimulative effects of the $350 billion tax-relief package signed into law earlier this year. (About half of this tax cut will be realized by the end of 2004.) There is tremendous operating leverage built into today's lean corporate cost structures--a legacy of the spending cuts and productivity improvements required for survival during the market downturn. As demand picks up, this leverage should translate into rising profit margins on each incremental dollar of sales and, consequently, into surprisingly strong earnings growth.

THE FUND'S SUCCESSES
     During 2003, we earned our best returns among stocks in the technology sector. Overall, our technology stock selections returned some 80%, contributing more than 22 percentage points to the fund's total return. Some of our best performers were smaller, fast-growing companies such as Research In Motion. This manufacturer of wireless network systems and software has been generating rapid sales growth as BlackBerry handhelds and other wireless e-mail and network tools proliferate. Corning, a maker of fiberoptics that collapsed with the bursting of the late-1990s technology bubble, was another strong performer. During the 12-month period, Corning returned almost 500% as investors reassessed the beleaguered company's fortunes.

     We also benefited from good stock selection in the consumer discretionary sector. General Motors Class H (the owner of DIRECTV), one of the portfolio's largest holdings, was an especially strong performer. Its 67% return largely reflected media giant News Corporation's agreement to acquire roughly one-third of the satellite-TV leader.

THE FUND'S SHORTFALLS
     Although our shortfalls were generally modest, our weakest performance relative to the Russell Midcap Growth Index was in the auto & transportation sector. We earned good returns on our significant investment in FedEx, but sacrificed some of these gains to Atlantic Coast Airlines Holdings and Midwest Express Holdings--two holdovers from our unprofitable move into airline stocks in the late 1990s.

     Our sizable investment in Pfizer--the pharmaceuticals giant that became a portfolio holding when it acquired Pharmacia, a previous large position--also performed weakly. On balance, however, our miscues did little to diminish the fund's 12-month performance. The relative absence of big mistakes is by no means evidence of our infallibility. Shareholders who have been invested with us for the past two years might suggest that we were simply being "repaid" for the penalties we paid in fiscal 2002, when the fund declined -20.0%.

OUR OUTLOOK
     Our investment outlook has not changed significantly since the beginning of the fiscal year. We believe that the potential for growth continues to lie more in the industrial sectors than with the consumer.

     Economically sensitive stocks have been hit hard over the past few years and, in our opinion, offer the most attractive investment opportunities.
     Along these lines, we have been selectively adding to technology and producer durables companies, which seem especially well positioned for continued economic recovery. We're also optimistic about health care, particularly biotechnology and biotechnology-related industries.

     The market's relatively high valuations could prove a challenge, but we believe that current estimates for corporate earnings understate the profit growth that could materialize in a steady economic expansion. In other words, our estimates indicate that stocks are more reasonably priced than the consensus would suggest. We continue to believe that stocks are more attractive than bonds or cash equivalents.

     Theo A. Kolokotrones                    Howard Schow
     PORTFOLIO MANAGER                       PORTFOLIO MANAGER

     Joel P. Fried
     PORTFOLIO MANAGER

     PRIMECAP MANAGEMENT COMPANY
     NOVEMBER 21, 2003

--------------------------------------------------------------------------------
                    FUND PROFILE
As of 10/31/2003
                    This Profile provides a snapshot of the fund's characteristics, compared where indicated with both an appropriate market index and a broad market index. Key terms are defined on page 10.
--------------------------------------------------------------------------------

CAPITAL OPPORTUNITY FUND
--------------------------------------------------------------------------------
Portfolio Characteristics
                                                     Comparative           Broad
                                       Fund               Index*         Index**
--------------------------------------------------------------------------------
Number of Stocks                        120                  458           5,270
Median Market Cap                     $5.4B                $5.1B          $26.9B
Price/Earnings Ratio                  65.6x                31.4x           22.8x
Price/Book Ratio                       2.8x                 4.3x            2.9x
Yield                                                       0.4%            1.6%
 Investor Shares                       0.0%
 Admiral Shares                        0.1%
Return on Equity                      12.3%                18.1%           19.7%
Earnings Growth Rate                  11.9%                16.2%            7.6%
Foreign Holdings                       9.5%                 0.0%            0.8%
Turnover Rate                           14%                   --              --
Expense Ratio                                                 --              --
 Investor Shares                      0.59%
 Admiral Shares                       0.49%
Cash Investments                         6%                   --              --
--------------------------------------------------------------------------------

----------------------------------------------
TEN LARGEST HOLDINGS (% of total net assets)
FedEx Corp.                             4.0%
 (express delivery services)
General Motors Corp. Class H            3.4
 (telecommunications)
Research In Motion Ltd.                 3.2
 (computer hardware)
Micron Technology, Inc.                 3.1
 (electronics)
Symantec Corp.                          2.9
 (software)
Applera Corp.-Applied Biosystems Group  2.9
 (biotechnology)
ICOS Corp.                              2.4
 (biotechnology)
Corning, Inc.                           2.3
 (telecommunications)
Pfizer Inc.                             2.3
 (pharmaceuticals)
Murphy Oil Corp.                        2.0
 (integrated oil and gas)
---------------------------------------------
Top Ten                                28.5%
---------------------------------------------
The "Ten Largest Holdings" excludes any temporary cash investments and equity index products.


--------------------------------------------------------------------------------
VOLATILITY MEASURES
                                        Comparative                 Broad
                         Fund                Index*    Fund       Index**
--------------------------------------------------------------------------------
R-Squared                0.83                  1.00    0.91          1.00
Beta                     0.76                  1.00    1.29          1.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECTOR DIVERSIFICATION (% of portfolio)

                                        Comparative                 Broad
                         Fund                Index*               Index**

Auto & Transportation      7%                    2%                    3%
Consumer Discretionary    18                    28                    16
Consumer Staples           0                     2                     7
Financial Services         2                    12                    23
Health Care               16                    20                    13
Integrated Oils            4                     0                     3
Other Energy               3                     3                     2
Materials & Processing     4                     4                     4
Producer Durables          7                     7                     4
Technology                32                    20                    15
Utilities                  1                     2                     7
Other                      0                     0                     3
--------------------------------------------------------------------------------
Cash Investments           6%                   --                    --
--------------------------------------------------------------------------------
-------------------------
INVESTMENT FOCUS
[GRAPHIC]
Market Cap  -- Medium
Style       -- Growth
-------------------------

*Russell Midcap Growth Index.
**Wilshire 5000 Index.

                                               Visit our website at Vanguard.com
                                         for regularly updated fund information.

--------------------------------------------------------------------------------
GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund's beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.
--------------------------------------------------------------------------------

CASH INVESTMENTS. The percentage of a fund invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts or other index-based products.
--------------------------------------------------------------------------------

EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.
--------------------------------------------------------------------------------

EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------

FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or depositary receipts of companies based outside the United States.
--------------------------------------------------------------------------------

MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.
--------------------------------------------------------------------------------

PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.
--------------------------------------------------------------------------------

PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.
--------------------------------------------------------------------------------

R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by a given index. If a fund's total returns were precisely synchronized with an index's returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.
--------------------------------------------------------------------------------

RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.
--------------------------------------------------------------------------------

TURNOVER RATE. An indication of the fund's trading activity. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which may be taxable to investors).
--------------------------------------------------------------------------------

YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    PERFORMANCE SUMMARY
As of 10/31/2003
                    All of the returns in this report represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
--------------------------------------------------------------------------------

CAPITAL OPPORTUNITY FUND
--------------------------------------------------------------------------------
Cumulative Performance August 14, 1995-October 31, 2003
--------------------------------------------------------------------------------
[MOUNTAIN CHART]
           CAPITAL OPPORTUNITY  Wilshire 5000  Russell Midcap  Average Multi-Cap
   Period      INVESTOR SHARES          Index   Growth Index         Growth Fund
--------------------------------------------------------------------------------
8/14/1995                25000          25000          25000               25000
  10/1995                24202          25959          25282               24947
  01/1996                23428          28237          26893               26002
  04/1996                26403          29763          29489               28581
  07/1996                23178          28689          26917               26408
  10/1996                27028          31619          29820               29288
  01/1997                29822          35119          32418               32064
  04/1997                24393          35013          30646               29841
  07/1997                28747          42231          37601               36911
  10/1997                26220          41608          37159               36352
  01/1998                25512          44003          37358               37043
  04/1998                29483          50157          43162               42696
  07/1998                29257          49427          40734               41860
  10/1998                28829          47763          38063               38682
  01/1999                36871          56005          46183               49734
  04/1999                38659          58745          48484               51189
  07/1999                46705          58496          49571               52845
  10/1999                52395          60025          52399               55663
  01/2000                68870          63975          67824               70558
  04/2000                85419          65683          74191               75606
  07/2000                85029          64835          71264               76471
  10/2000                84026          64888          72663               74767
  01/2001                85891          61753          63288               65252
  04/2001                78088          56423          52326               55056
  07/2001                75979          55105          48593               50479
  10/2001                62452          48318          41577               42385
  01/2002                70530          52290          46251               45193
  04/2002                64274          50847          44473               43236
  07/2002                51099          42945          34655               34482
  10/2002                49981          41838          34253               33930
  01/2003                50835          40847          34362               32399
  04/2003                54978          43939          37060               35812
  07/2003                63899          48452          42678               40082
  10/2003                73425          52063          47714               43518
--------------------------------------------------------------------------------



                                               Average Annual Total Returns
                                             Periods Ended October 31, 2003
                                           --------------------------------   Final Value
                                               One      Five         Since   of a $25,000
                                              Year     Years    Inception*     Investment
-------------------------------------------------------------------------------------------
CAPITAL OPPORTUNITY FUND Investor Shares**   45.44%    20.56%        14.02%       $73,425
Wilshire 5000 Index                          24.44      1.74          9.34         52,063
Russell Midcap Growth Index                  39.30      4.62          8.19         47,714
Average Multi-Cap Growth FundY               28.26      2.38          6.98         43,518
-------------------------------------------------------------------------------------------

                                                                              Final Value
                                                         One         Since  of a $250,000
                                                        Year   InceptionYY     Investment
-------------------------------------------------------------------------------------------

CAPITAL OPPORTUNITY FUND Admiral Shares**              45.58%         5.76%      $279,109
Wilshire 5000 Index                                    24.44          1.28        256,329
Russell Midcap Growth Index                            39.30          3.87        269,394
-------------------------------------------------------------------------------------------


------------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) August 14, 1995-October 31, 2003
[BAR CHART]
                     CAPITAL OPPORTUNITY FUND     Russell Midcap
           Year               Investor Shares       Growth Index
------------------------------------------------------------------
           1995                         -3.2%               1.1%
           1996                         11.7               17.9
           1997                         -3.0               24.6
           1998                         10.0                2.4
           1999                         81.7               37.7
           2000                         60.4               38.7
           2001                        -25.7              -42.8
           2002                        -20.0              -17.6
           2003                         46.9               39.3
------------------------------------------------------------------

*August 14, 1995.
**Reflective of the 1% fee assessed on redemptions of shares held for less than five years.
YDerived from data provided by Lipper Inc.
YYNovember 12, 2001.

Note: See Financial Highlights tables on pages 20 and 21 for dividend and capital gains information.

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS for periods ended September 30, 2003

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.
                                                                Since Inception
                                            One    Five  -----------------------
                          Inception Date   Year   Years  Capital  Income  Total
--------------------------------------------------------------------------------
Capital Opportunity Fund
 Investor Shares               8/14/1995  47.45%  20.82%   12.63%   0.29% 12.92%
  Fee Adjusted Returns*                   45.98   20.82    12.63    0.29  12.92
 Admiral Shares               11/12/2001  47.53    1.6        --      --     --
  Fee Adjusted Returns*                   46.06    1.06**     --      --     --
--------------------------------------------------------------------------------

*Reflective of the 1% fee assessed on redemptions of shares held for less than five years.

**Return since inception.

--------------------------------------------------------------------------------
     YOUR FUND'S AFTER-TAX RETURNS
--------------------------------------------------------------------------------

     This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund's distributions, and (2) assuming that an investor paid taxes on the fund's distributions and sold all shares at the end of each period.

     Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect the reduced tax rates on ordinary income and short-term capital gains that became effective as of January 1, 2003, and on long-term capital gains realized on or after May 6, 2003. However, they do not reflect the reduced rates on "qualified dividend income." (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

     The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

     Finally, keep in mind that a fund's performance--whether before or after taxes--does not indicate how it will perform in the future.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                      Periods Ended October 31, 2003
                                                                           Since
                                         One Year*    Five Years     Inception**


CAPITAL OPPORTUNITY FUND Investor Shares
 Returns Before Taxes                       45.44%        20.56%          14.02%
 Returns After Taxes on Distributions       45.40         19.17           13.17
Returns After Taxes on Distributions
 and Sale of  Fund Shares                   29.52         17.37           12.01
--------------------------------------------------------------------------------

*Reflective of the 1% fee assessed on redemptions of shares held for less than five years.
**August 14, 1995.

--------------------------------------------------------------------------------
ABOUT YOUR FUND'S EXPENSES

--------------------------------------------------------------------------------

     All mutual funds have operating expenses. These expenses include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its net assets. This figure is known as the expense ratio.

A HYPOTHETICAL EXAMPLE

     We believe it is important for you to understand the impact of costs on your investment. The following example illustrates the costs that you would incur over a 12-month period if you invested $10,000 in the fund, using the fund's actual return and operating expenses for the fiscal year ended October 31, 2003. The cost in dollars is calculated by applying the expense ratio to the average balance in the hypothetical account. For comparative purposes, we also list the average expense ratio for the fund's peer group, which is derived from data provided by Lipper Inc.
--------------------------------------------------------------------------------
                             Cost of $10,000             Fund        Peer Group*
                          Investment in Fund    Expense Ratio      Expense Ratio
--------------------------------------------------------------------------------
CAPITAL OPPORTUNITY FUND
 Investor Shares                         $73            0.59%              1.76%
 Admiral Shares                           61            0.49                 --
--------------------------------------------------------------------------------
*Average Multi-Cap Growth Fund.
     The calculation assumes no shares were sold. Your actual costs may have been higher or lower, depending on the amount of your investment and your holding period. Peer-group ratio captures data through year-end 2002.

     You can find more information about the fund's expenses, including annual expense ratios for the past five years, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the fund's prospectus. The prospectus presents hypothetical shareholder costs over various time periods based upon a $10,000 investment and a return of 5% a year. This standardized example, which appears in all mutual fund prospectuses, may be useful to you in comparing the costs of investing in different funds.

--------------------------------------------------------------------------------
As of 10/31/2003   FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.
--------------------------------------------------------------------------------
                                                                          Market
                                                                          Value*
CAPITAL OPPORTUNITY FUND                       Shares                      (000)
--------------------------------------------------------------------------------
COMMON STOCKS (94.4%)
--------------------------------------------------------------------------------
AUTO & TRANSPORTATION (7.4%)
    FedEx Corp.                            3,118,000                    236,220
    Union Pacific Corp.                    1,150,000                     71,990
*   AMR Corp.                              3,000,000                     39,840
    Delta Air Lines, Inc.                  2,920,000                     38,018
*   Atlantic Coast Airlines Holdings Inc.  2,200,000                     24,354
*(1)Strattec Security Corp.                  220,000                     11,660
    United Parcel Service, Inc.              150,000                     10,878
*(1) Midwest Express Holdings, Inc.        1,073,000                      5,172
                                                                       ---------
                                                                        438,132
                                                                       ---------
CONSUMER DISCRETIONARY (17.8%)
*   General Motors Corp. Class H          12,338,000                     202,713
*(1)Men's Wearhouse, Inc.                  3,200,000                     94,272
*   VeriSign, Inc.                         5,175,000                     82,127
    Nordstrom, Inc.                        2,505,000                     76,377
    Lowe's Cos., Inc.                      1,246,100                     73,433
    TJX Cos., Inc.                         3,347,400                     70,262
*(1)Linens 'n Things, Inc.                 2,300,000                     67,896
*   Tommy Hilfiger Corp.                   3,603,000                     52,928
*   Best Buy Co., Inc.                       860,000                     50,147
*   Robert Half International, Inc.        1,600,000                     37,776
    Sabre Holdings Corp.                   1,578,700                     34,589
    Tiffany & Co.                            650,800                     30,880
*(1)The Dress Barn, Inc.                   2,100,000                     29,400
*   Tetra Tech, Inc.                       1,121,875                     25,220
*   eBay Inc.                                425,000                     23,774
    Family Dollar Stores, Inc.               537,300                     23,432
*   Yum! Brands, Inc.                        669,500                     22,857
*(1)REX Stores Corp.                         965,000                     15,208
*   InterActiveCorp                          283,000                     10,389
    Royal Caribbean Cruises, Ltd.            310,500                       9,225
*   Abercrombie & Fitch Co.                  300,000                      8,550
*   Accenture Ltd.                           351,600                      8,227
    Belo Corp. Class A                       250,000                      6,815
    Darden Restaurants Inc.                  100,000                      2,095
*   THQ Inc.                                 105,000                      1,863
*   Hearst-Argyle Television Inc.             65,800                      1,593
*   Metro-Goldwyn-Mayer Inc.                  57,186                        913
                                                                      ----------
                                                                      1,062,961
                                                                      ----------
FINANCIAL SERVICES (2.2%)
    MBIA, Inc.                               562,500                     33,531
*   Concord EFS, Inc.                      2,659,500                     28,430
    Bank One Corp.                           400,000                     16,980
    Capital One Financial Corp.              275,000                     16,720
    The Chubb Corp.                          230,000                     15,366
    Cincinnati Financial Corp.               150,000                      6,138
    TCF Financial Corp.                      105,000                      5,479
    Charter One Financial, Inc.              100,000                      3,196
    Zenith National Insurance Corp.           80,500                      2,471
                                                                       ---------
                                                                        128,311
                                                                       ---------

--------------------------------------------------------------------------------
                                                                          Market
                                                                          Value*
CAPITAL OPPORTUNITY FUND                       Shares                      (000)
--------------------------------------------------------------------------------
HEALTH CARE (15.9%)
*   ICOS Corp.                             3,107,500                    145,182
    Pfizer Inc.                            4,287,780                    135,494
    Novartis AG ADR                        3,050,000                    117,028
*   IDEC Pharmaceuticals Corp.             2,900,000                    101,877
*   Biogen, Inc.                           2,375,000                     96,116
*   Millipore Corp.                        2,005,000                     87,919
    Eli Lilly & Co.                          690,000                     45,968
    Guidant Corp.                            900,000                     45,909
*   Charles River Laboratories, Inc.       1,238,800                     39,939
*(1)BioMarin Pharmaceutical Inc.           4,670,500                     32,693
*   Ligand Pharmaceuticals Inc. Class B    1,910,000                     26,320
*   Sepracor Inc.                            950,000                     25,298
*   XOMA Ltd.                              2,900,000                     21,721
*   Edwards Lifesciences Corp.               386,000                     11,194
*   Dendreon Corp.                         1,293,500                     10,891
*   Pharmacyclics, Inc.                      713,250                      4,023
*   Novoste Corp.                            191,800                        898
                                                                       ---------
                                                                        948,470
                                                                       ---------
INTEGRATED OILS (3.8%)
    Murphy Oil Corp.                       2,000,000                    117,960
    ConocoPhillips Co.                     1,850,000                   105,727
                                                                       ---------
                                                                        223,687
                                                                       ---------
OTHER ENERGY (3.3%)
    Pogo Producing Co.                     1,420,000                     59,370
*   Pioneer Natural Resources Co.          1,940,000                     51,313
    Noble Energy, Inc.                     1,100,000                     43,692
*   Varco International, Inc.              1,200,000                     21,108
*   Hanover Compressor Co.                 1,100,600                     11,666
*   Input/Output, Inc.                     1,196,700                      4,918
    Chesapeake Energy Corp.                  380,000                      4,533
                                                                       ---------
                                                                        196,600
                                                                       ---------
MATERIALS & PROCESSING (3.5%)
    Monsanto Co.                           3,544,445                     88,788
(1) Minerals Technologies, Inc.            1,060,000                     58,088
    Sigma-Aldrich Corp.                      650,000                     34,093
    Avery Dennison Corp.                     570,000                     29,971
    AptarGroup Inc.                            8,000                        286
                                                                       ---------
                                                                        211,226
                                                                       ---------
PRODUCER DURABLES (6.6%)
*(1)Thomas & Betts Corp.                   4,700,000                     83,660
*   ASML Holding (New York)                3,910,000                     68,621
    Tektronix, Inc.                        2,557,200                     65,643
    Pall Corp.                             2,250,000                     52,650
*   Plantronics, Inc.                      1,150,000                     31,982
*(1)Mykrolis Corp.                         2,126,410                     31,365
*   CUNO Inc.                                507,900                     20,265
*   Cymer, Inc.                              350,000                     15,981
*   Ionics, Inc.                             517,000                     14,729
    W.W. Grainger, Inc.                      125,000                      5,723
*   Agilent Technologies, Inc.                73,245                      1,825
                                                                       ---------
                                                                        392,444
                                                                       ---------
TECHNOLOGY (33.3%)
 COMMUNICATIONS TECHNOLOGY (12.0%)
*(1)Research In Motion Ltd.                4,350,000                    192,741
*   Corning, Inc.                         12,449,800                    136,699
*   Nortel Networks Corp.                 25,900,000                    115,255
    Motorola, Inc.                         6,655,500                     90,049
*   Comverse Technology, Inc.              4,054,750                     73,148
*   CIENA Corp.                           10,050,000                     64,421
*   Advanced Fibre Communications, Inc.    1,800,000                     43,326

COMPUTER SERVICES SOFTWARE & Systems (7.9%)
*   Symantec Corp.                         2,599,300                    173,243
    Microsoft Corp.                        3,900,000                    101,985
*   Citrix Systems, Inc.                   2,000,000                     50,560
    Adobe Systems, Inc.                    1,005,000                     44,059
    Autodesk, Inc.                         1,951,000                     37,557
*   Macrovision Corp.                      1,558,400                     34,238
*(1)The Descartes Systems Group Inc.       4,645,000                     13,006
*   Optimal Robotics Corp.                   692,500                      5,734
*   Cognizant Technology Solutions Corp.     114,600                      5,202
*   Intuit, Inc.                              50,000                      2,499

COMPUTER TECHNOLOGY (2.3%)
    Hewlett-Packard Co.                    3,815,000                     85,113
*   NVIDIA Corp.                           1,520,000                     26,874
*(1) Concurrent Computer Corp.             5,215,000                     24,250

ELECTRONICS (0.4%)
*   Amphenol Corp.                           422,100                     24,798

ELECTRONICS--SEMICONDUCTORS/COMPONENTS (7.1%)
*   Micron Technology, Inc.               12,800,000                    183,552
*   Rambus Inc.                            3,185,000                     78,861
    Intersil Corp.                         2,630,150                     67,832
*   Skyworks Solutions, Inc.               3,600,000                     30,888
*   AMIS Holdings Inc.                     1,015,000                     20,452
    Texas Instruments, Inc.                  550,000                     15,906
*   Lattice Semiconductor Corp.            1,545,000                     12,051
    Intel Corp.                              235,000                      7,767
*   TriQuint Semiconductor, Inc.             600,000                      4,302

ELECTRONICS--TECHNOLOGY (0.7%)
*   Trimble Navigation Ltd.                1,000,000                     27,650
*   Coherent, Inc.                           720,000                     16,560

SCIENTIFIC EQUIPMENT & Supplies (2.9%)
    Applera Corp.-Applied Biosystems Group 7,444,700                    171,824
                                                                      ----------
                                                                      1,982,402
                                                                      ----------

--------------------------------------------------------------------------------
                                                                          Market
                                                                          Value*
                                               Shares                      (000)
--------------------------------------------------------------------------------

UTILITIES (0.6%)
    Sprint Corp.                           2,414,700                     38,635
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
 (Cost $5,197,794)                                                    5,622,868
--------------------------------------------------------------------------------
                                              Face
                                            Amount
                                             (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (8.0%)
--------------------------------------------------------------------------------
Repurchase Agreements
Collateralized by U.S. Government
 Obligations in a Pooled Cash Account
 1.065%, 11/3/2003                          $346,550                    346,550
 1.064%, 11/3/2003--Note G                   130,825                    130,825
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
 (Cost $477,375)                                                        477,375
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (102.4%)
 (Cost $5,675,169)                                                    6,100,243
--------------------------------------------------------------------------------
OTHER ASSETS AND
 LIABILITIES--NET (-2.4%)                                              (140,256)
--------------------------------------------------------------------------------
NET ASSETS (100%)                                                    $5,959,987
================================================================================
*See Note A in Notes to Financial Statements.
*Non-income-producing security.
(1)Considered an affiliated company of the fund, as the fund owns more than 5% of the outstanding voting securities of such company. The total market value of investments in affiliated companies was $659,411,000.
ADR-American Depositary Receipt.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
ASSETS
 Investments in Securities, at Value                                 $6,100,243
 Receivables for Capital Shares Issued                                   15,689
 Other Assets--Note C                                                    12,137
                                                                      ----------
  Total Assets                                                        6,128,069
                                                                      ----------
LIABILITIES
 Security Lending Collateral
 Payable to Brokers--Note G                                             130,825
 Other Liabilities                                                       37,257
                                                                      ----------
  Total Liabilities                                                     168,082
                                                                      ----------
--------------------------------------------------------------------------------
NET ASSETS (100%)                                                    $5,959,987
================================================================================
                                                                          Amount
                                                                           (000)
--------------------------------------------------------------------------------
AT OCTOBER 31, 2003, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital                                                      $5,727,826
Overdistributed Net Investment Income                                    (1,299)
Accumulated Net Realized Losses                                        (191,614)
Unrealized Appreciation                                                 425,074
--------------------------------------------------------------------------------
NET ASSETS                                                           $5,959,987
================================================================================
Investor Shares--Net Assets

Applicable to 210,865,002 outstanding $.001
 par value shares of beneficial interest
 (unlimited authorization)                                           $5,119,695
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--
 INVESTOR SHARES                                                         $24.28
================================================================================

Admiral Shares--Net Assets

Applicable to 14,976,168 outstanding $.001
 par value shares of beneficial interest
 (unlimited authorization)                                             $840,292
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE-- ADMIRAL SHARES                               $56.11
================================================================================
*See Note E in Notes to Financial Statements for the tax-basis components of net assets.

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS

This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain
(Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

--------------------------------------------------------------------------------
                                                        CAPITAL OPPORTUNITY FUND
                                                     Year Ended October 31, 2003
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
 Dividends*                                                            $ 23,870
 Interest                                                                 2,714
 Security Lending                                                           425
--------------------------------------------------------------------------------
  Total Income                                                           27,009
--------------------------------------------------------------------------------
EXPENSES
 Investment Advisory Fees--Note B                                        10,741
 The Vanguard Group--Note C
  Management and Administrative
    Investor Shares                                                      12,238
    Admiral Shares                                                        1,234
  Marketing and Distribution
    Investor Shares                                                         459
    Admiral Shares                                                           59
 Custodian Fees                                                              66
 Auditing Fees                                                               13
 Shareholders' Reports and Proxies
    Investor Shares                                                         141
    Admiral Shares                                                            1
 Trustees' Fees and Expenses                                                  5
--------------------------------------------------------------------------------
  Total Expenses                                                         24,957
  Expenses Paid Indirectly--Note D                                         (289)
--------------------------------------------------------------------------------
  Net Expenses                                                           24,668
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                     2,341
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS) ON INVESTMENT SECURITIES SOLD*                 (67,979)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
 OF INVESTMENT SECURITIES                                             1,814,096
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS      $1,748,458
================================================================================
*Dividend income and realized net gain (loss) from affiliated companies of the fund were $100,000 and $13,469,000, respectively.

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the net amount shareholders invested in or redeemed from the fund. Distributions and Capital Share Transactions are shown separately for each class of shares.

-------------------------------------------------------------------------------------------------
                                                                         CAPITAL OPPORTUNITY FUND
                                                                        -------------------------
                                                                           Year Ended October 31,
-------------------------------------------------------------------------------------------------
                                                                           2003             2002
                                                                           (000)            (000)
-------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net Investment Income                                                   $ 2,341          $ 3,744
Realized Net Gain (Loss)                                                (67,979)        (108,224)
Change in Unrealized Appreciation (Depreciation)                      1,814,096         (901,728)
-------------------------------------------------------------------------------------------------
     Net Increase (Decrease) in Net Assets Resulting from Operations  1,748,458       (1,006,208)
-------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income
    Investor Shares                                                      (2,518)         (14,327)
    Admiral Shares                                                         (695)          (1,013)
  Realized Capital Gain
    Investor Shares                                                          --               --
    Admiral Shares                                                           --               --
-------------------------------------------------------------------------------------------------
    Total Distributions                                                  (3,213)         (15,340)
-------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--Note H
    Investor Shares                                                     416,321         (402,042)
    Admiral Shares                                                      222,935          545,308
-------------------------------------------------------------------------------------------------
     Net Increase (Decrease) from Capital Share Transactions            639,256          143,266
-------------------------------------------------------------------------------------------------
    Total Increase (Decrease)                                         2,384,501         (878,282)
-------------------------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                                                 3,575,486        4,453,768
-------------------------------------------------------------------------------------------------
  End of Period                                                      $5,959,987       $3,575,486
=================================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

CAPITAL OPPORTUNITY FUND INVESTOR SHARES
----------------------------------------------------------------------------------------------------
                                                              Year Ended October 31,

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD             2003     2002     2001     2000     1999
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                     $16.54   $20.73   $30.16   $19.34   $11.47
----------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                     .009      .01      .07     .161     .029
 Net Realized and Unrealized Gain (Loss) on Investments*  7.744    (4.13)   (7.42)  11.284    8.751
----------------------------------------------------------------------------------------------------
  Total from Investment Operations                        7.753    (4.12)   (7.35)  11.445    8.780
----------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                     (.013)    (.07)    (.16)   (.035)   (.015)
 Distributions from Realized Capital Gains                   --       --    (1.92)   (.590)   (.895)
----------------------------------------------------------------------------------------------------
  Total Distributions                                     (.013)    (.07)   (2.08)   (.625)   (.910)
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                           $24.28   $16.54   $20.73   $30.16   $19.34
====================================================================================================
TOTAL RETURN**                                           46.91%  -19.97%  -25.68%   60.37%   81.74%
====================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                    $5,120   $3,181   $4,454   $5,437   $1,289
 Ratio of Total Expenses to Average Net Assets            0.59%    0.58%    0.60%    0.62%    0.75%
 Ratio of Net Investment Income to Average Net Assets     0.04%    0.07%    0.28%    0.64%    0.31%
 Portfolio Turnover Rate                                    14%      14%      20%      15%      22%
====================================================================================================
*Includes increases from redemption fees of $.01, $.03, $.03, $.02, and $.01.
**Total returns do not reflect the 1% fee assessed on redemptions of shares held for less than five years.

CAPITAL OPPORTUNITY FUND ADMIRAL SHARES
--------------------------------------------------------------------------------
                                                            Year       Nov. 12,
                                                           Ended       2001* to
                                                        Oct. 31,       Oct. 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD              2003           2002
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $38.22         $50.00
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income .062 .07
 Net Realized and Unrealized Gain (Loss) on Investments** 17.894         (11.68)
--------------------------------------------------------------------------------
  Total from Investment Operations                        17.956         (11.61)
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                      (.066)          (.17)
 Distributions from Realized Capital Gains                    --             --
--------------------------------------------------------------------------------
  Total Distributions                                      (.066)          (.17)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $56.11         $38.22
================================================================================
TOTAL RETURNY                                             47.05%        -23.32%
================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                       $840           $395
 Ratio of Total Expenses to Average Net Assets             0.49%        0.50%YY
 Ratio of Net Investment Income to Average Net Assets      0.14%        0.17%YY
 Portfolio Turnover Rate                                     14%            14%
================================================================================
*Inception.
**Includes increases from redemption fees of $.03 and $.07.
YTotal returns do not reflect the 1% fee assessed on redemptions of shares held for less than five years.
YYAnnualized.




SEE ACCOMPANYING NOTES, WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

Vanguard Capital Opportunity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund's minimum purchase requirements. Admiral Shares were first issued on November 12, 2001, and are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. SECURITY VALUATION: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official  closing  prices  taken  from the  primary  market  in which  each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund's pricing time but after the close of the securities' primary markets, are valued by methods deemed by the board of trustees to represent fair value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. REPURCHASE AGREEMENTs: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

3. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

4.   DISTRIBUTIONs:   Distributions   to   shareholders   are  recorded  on  the
     ex-dividend date.

5. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date the securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

     Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and proxies. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. PRIMECAP Management Company provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the year ended October 31, 2003, the investment advisory fee represented an effective annual rate of 0.25% of the fund's average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its assets in capital contributions to Vanguard. At October 31, 2003, the fund had contributed capital of $888,000 to Vanguard (included in Other Assets), representing 0.01% of the fund's net assets and 0.89% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisor to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund's management and administrative expenses. The fund's custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended October 31, 2003, directed brokerage and custodian fee offset arrangements reduced expenses by $287,000 and $2,000, respectively. The total expense reduction represented an effective annual rate of 0.01% of the fund's average net assets.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at October 31, 2003, the fund had $3,272,000 of ordinary income available for distribution. The fund had available realized losses of $190,853,000 to offset future net capital gains of $14,650,000 through October 31, 2009, $108,224,000 through October 31, 2010, and $67,979,000 through October
31, 2011.

At October 31, 2003, net unrealized appreciation of investment securities for tax purposes was $425,074,000, consisting of unrealized gains of $1,294,997,000 on securities that had risen in value since their purchase and $869,923,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended October 31, 2003, the fund purchased $1,099,738,000 of investment securities and sold $573,880,000 of investment securities, other than temporary cash investments.

G. The market value of securities on loan to broker/dealers at October 31, 2003, was $125,435,000, for which the fund held cash collateral of $130,825,000. The fund invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan.

H. Capital share transactions for each class of shares were:

--------------------------------------------------------------------------------------------------
                                                             Year Ended October 31,
                                                --------------------------------------------------
                                                       2003                            2002
                                                -------------------           --------------------
                                                Amount       Shares           Amount       Shares
                                                 (000)        (000)            (000)        (000)
--------------------------------------------------------------------------------------------------
Investor Shares
 Issued                                      $ 933,509       46,152       $1,000,146       47,555
 Issued in Lieu of Cash Distributions            2,348          136           13,416          584
 Redeemed*                                    (519,536)     (27,713)      (1,415,604)     (70,648)
                                           --------------------------------------------------------
  Net Increase (Decrease)--Investor Shares     416,321       18,575         (402,042)     (22,509)
                                           --------------------------------------------------------
Admiral Shares
 Issued                                        303,864        6,477          635,222       12,472
 Issued in Lieu of Cash Distributions              603           15              891           17
 Redeemed*                                     (81,532)      (1,843)         (90,805)      (2,162)
                                           --------------------------------------------------------
  Net Increase (Decrease)--Admiral Shares      222,935        4,649          545,308       10,327
---------------------------------------------------------------------------------------------------
*Net of redemption fees of $2,964,000 and $6,760,000 (fund totals).

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Trustees of Vanguard Capital Opportunity Fund:

In our opinion, the accompanying statement of net assets, statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Capital Opportunity Fund (the "Fund") at October 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2003 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP Philadelphia, Pennsylvania

December 8, 2003

--------------------------------------------------------------------------------
SPECIAL 2003 TAX INFORMATION

(UNAUDITED) FOR VANGUARD CAPITAL OPPORTUNITY FUND

This information for the fiscal year ended October 31, 2003, is included pursuant to provisions of the Internal Revenue Code.

For corporate shareholders, 100% of investment income (dividend income plus shortterm gains, if any) qualifies for the dividends-received deduction.

The fund intends to distribute the maximum amount of qualified dividend income allowable. The amount of qualified dividend income distributed by the fund will be provided to individual shareholders on their 2003 Form 1099-DIV.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTING IS FAST, EASY, AND SECURE ON VANGUARD.COM
--------------------------------------------------------------------------------
     If you're like many Vanguard investors, you believe in planning and taking control of your own investments. Vanguard.com was built for you--and it keeps getting better.

RESEARCH AND PLAN YOUR INVESTMENTS WITH CONFIDENCE

     Use our PLANNING & Advice and RESEARCH FUNDS & Stocks sections to:

* Determine what asset allocation might best suit your needs--by taking our Investor Questionnaire.
* Find out how much to save for retirement and your children's college education-- by using our planning tools.
* Learn how to achieve your goals--by reading our PlainTalk(R) investment guides.
* Find your next fund--by using the Compare Funds, Compare Costs, and Narrow Your Fund Choices tools.
* Look up fund price, performance history, and distribution information--in a snap.

INVEST AND MANAGE ACCOUNTS WITH EASE

     Log on to Vanguard.com to:

*    See what you own (at Vanguard and elsewhere) and how your  investments  are doing.
* Elect to receive online statements, fund reports (like this one), prospectuses, and tax forms.
*    Analyze your portfolio's holdings and performance.
* Open new accounts, buy and sell shares, and exchange money between funds--securely and easily.
* Sign up to receive electronic newsletters from Vanguard informing you of news on our funds, products, and services, as well as on investing and the financial markets.

Find out what Vanguard.com can do for you. Log on today!

--------------------------------------------------------------------------------
CAPITALIZE ON YOUR IRA
--------------------------------------------------------------------------------
     Are you taking full advantage of your individual retirement account? You really should be. The contribution limits on IRAs were recently raised, making these tax-deferred accounts more powerful options for retirement savers.

     Here's how you can exploit your IRA--and improve your chances of having the retirement of your dreams.

CONTRIBUTE THE MAXIMUM AMOUNT EACH YEAR

     It may be an obvious point, but if you invest as much in your IRA as the law allows--currently $3,000 per tax year if you are under age 50 and $3,500 if you are age 50 or over--you will increase the odds of meeting your retirement goals. "Max out" every year you can.

MAKE IT AUTOMATIC

     Put your IRA on autopilot by taking advantage of Vanguard's Automatic Investment Plan. Your IRA contributions will be deducted from your bank account on a schedule of your choosing, making retirement investing a healthy habit.

CONSIDER COST

     The owners of low-cost investments keep a larger portion of their gross returns than the owners of high-cost investments. Over the long term, avoiding costlier mutual funds and brokerage commissions could significantly boost your retirement savings. Our low costs are one reason a Vanguard IRA(R) is such a smart choice.

REQUEST A DIRECT ROLLOVER WHEN YOU CHANGE JOBS

     Don't spend your retirement assets before you've retired. When you change jobs, roll your 401(k) or other employer-sponsored retirement plan assets directly into your IRA.

     If you have questions about your IRA, want to transfer an IRA from another institution to Vanguard, or need help with any other IRA transaction, call our Retirement Resource Center at 1-800-205-6189 or visit Vanguard.com. You can open or fund your IRA on our website and have a confirmation in your hand within minutes.

--------------------------------------------------------------------------------
THE PEOPLE WHO GOVERN YOUR FUND
--------------------------------------------------------------------------------
     The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

     A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

     Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                  POSITION(S) HELD WITH
NAME              FUND (NUMBER OF
(YEAR OF BIRTH)   VANGUARD FUNDS
TRUSTEE/OFFICER   OVERSEEN BY
SINCE             TRUSTEE/OFFICER)     PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------
JOHN J. BRENNAN*  Chairman of the      Chairman of the Board, Chief Executive Officer, and Director/Trustee
(1954)            Board, Chief         of The Vanguard Group, Inc., and of each of the investment companies
May 1987          Executive Officer,   served by The Vanguard Group.
                  and Trustee
                  (112)
------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

CHARLES D. ELLIS  Trustee              The Partners of '63 (pro bono ventures in education); Senior Advisor
(1937)            (112)                to Greenwich Associates (international business strategy consulting);
January 2001                           Successor Trustee of Yale University; Overseer of the Stern School of
                                       Business at New York University; Trustee of the Whitehead Institute
                                       for Biomedical Research.
------------------------------------------------------------------------------------------------------------
RAJIV L. GUPTA    Trustee              Chairman and Chief Executive Officer (since October 1999), Vice
(1945)            (112)                Chairman (JanuarySeptember 1999), and Vice President (prior to
December 2001                          September 1999) of Rohm and Haas Co. (chemicals); Director of
                                       Technitrol, Inc. (electronic components), and Agere Systems
                                       (communications components); Board Member of the American Chemistry
                                       Council; and Trustee of Drexel University.
------------------------------------------------------------------------------------------------------------
JOANN HEFFERNAN   Trustee              Vice President, Chief Information Officer, and Member of the
HEISEN            (112)                Executive Committee of Johnson & Johnson (pharmaceuticals/consumer
(1950)                                 products); Director of the Medical Center at Princeton and Women's
July 1998                              Research and Education Institute.
------------------------------------------------------------------------------------------------------------
BURTON G. MALKIEL Trustee              Chemical Bank Chairman's Professor of Economics,Princeton University;
(1932)            (110)                Director of Vanguard Investment Series plc (Irish invest-ment fund)
May 1977                               (since November 2001), Vanguard Group (Ireland)Limited (Irish investment management firm)(since November 2001),Prudential Insurance
                                       Co. of America, BKF Capital (investment management), The Jeffrey Co.
                                       (holding company), and NeuVis, Inc.(software company).
------------------------------------------------------------------------------------------------------------

the funds. Among board members' responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee's retirement, resignation, or death; or otherwise as specified in the fund's organizational documents. Any trustee may be removed at a shareholders' meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

                      POSITION(S) HELD WITH
NAME                  FUND (NUMBER OF
(YEAR OF BIRTH)       VANGUARD FUNDS
TRUSTEE/OFFICER       OVERSEEN BY
SINCE                 TRUSTEE/OFFICER) PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------
Alfred M. Rankin, Jr. Trustee          Chairman, President, Chief Executive Officer, and Director of NACCO
(1941)                (112)            Industries, Inc. (forklift trucks/housewares/lignite); Director of
January 1993                           Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.
------------------------------------------------------------------------------------------------------------
J. Lawrence Wilson    Trustee          Retired Chairman and Chief Executive Officer of Rohm and Haas Co.
(1936)                (112)            (chemicals); Director of Cummins Inc. (diesel engines), The Mead
April 1985                             Corp. (paper products), and AmerisourceBergen Corp. (pharmaceuti-cal distribution); Trustee of Vanderbilt University.
------------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS*

R. Gregory Barton     Secretary        Managing Director and General Counsel of The Vanguard Group, Inc.;
(1951)                (112)            Secretary of The Vanguard Group and of each of the investment
June 2001                              companies served by The Vanguard Group.
------------------------------------------------------------------------------------------------------------
Thomas J. Higgins     Treasurer        Principal of The Vanguard Group, Inc.; Treasurer of each of the
(1957)                (112)            investment companies served by The Vanguard Group.
July 1998
------------------------------------------------------------------------------------------------------------
*Officers  of the funds are  "interested  persons" as defined in the  Investment
Company Act of 1940.

More  information   about  the  trustees  is  in  the  Statement  of  Additional
Information, available from The Vanguard Group.

------------------------------------------------------------------------------------------------------------
VANGUARD SENIOR MANAGEMENT TEAM

MORTIMER J. BUCKLEY, Information Technology.                   MICHAEL S. MILLER, Planning and Development.
JAMES H. GATELY, Investment Programs and Services.             RALPH K. PACKARD, Finance.
KATHLEEN C. GUBANICH, Human Resources.                         GEORGE U. SAUTER, Chief Investment Officer.
F. WILLIAM MCNABB, III, Client Relationship Group.
------------------------------------------------------------------------------------------------------------
JOHN C. BOGLE, Founder; Chairman and Chief Executive Officer, 1974-1996.
------------------------------------------------------------------------------------------------------------

                                                                          [SHIP]
                                                    [THE VANGUARD GROUP(R) LOGO]
                                                            Post Office Box 2600
                                                     Valley Forge, PA 19482-2600

Vanguard, The Vanguard Group, Vanguard.com, Vanguard IRA, PlainTalk, and the ship logo are trademarks of The Vanguard Group, Inc.

All other marks are the exclusive property of their respective owners.

ABOUT OUR COVER

The photographs that appear on the cover of this report are copyrighted by Michael Kahn.

FOR MORE INFORMATION

This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

To  receive  a free  copy  of the  prospectus  or the  Statement  of  Additional
Information, or to request additional information about the fund or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through Vanguard.com. Prospectuses may also be viewed online.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
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TEXT TELEPHONE
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                                               (C) 2003 THE VANGUARD GROUP, INC.
                                                            ALL RIGHTS RESERVED.
                                                              VANGUARD MARKETING
                                                       CORPORATION, DISTRIBUTOR.

                                                                    Q1110 122003

                VANGUARD(R)GLOBAL EQUITY FUND

OCTOBER 31, 2003

[graphic]
ANNUAL REPORT

THE VANGUARD GROUP(R) [LOGO]

HOW TO READ YOUR FUND REPORT
--------------------------------------------------------------------------------
This report contains information that can help you evaluate your investment. It includes details about your fund's return and presents data and analysis that provide insight into the fund's performance and investment approach.

By reading the letter from Vanguard's chairman, John J. Brennan, together with the letter from the managers who select securities for your fund, you'll get an understanding of how the fund invests and how the market environment affected its performance. The statistical information that follows can help you understand how the fund's performance and characteristics stack up against those of similar funds and market benchmarks.

It's important to keep in mind that the opinions expressed by Vanguard's investment managers are just that: informed opinions. They should not be considered promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. As things change--and in the financial markets you can be certain ONLY of change--an investment manager's job is to evaluate new information and make adjustments, if necessary. Of course, the risks of investing in the fund are spelled out in the prospectus.

Frequent updates on the fund's performance and information about some of its holdings are available on Vanguard.com(R).
--------------------------------------------------------------------------------
CONTENTS

1  LETTER FROM THE CHAIRMAN
7  REPORT FROM THE ADVISOR
10 FUND PROFILE
12 GLOSSARY OF INVESTMENT TERMS
13 PERFORMANCE SUMMARY
14 YOUR FUND'S AFTER-TAX RETURNS
15 ABOUT YOUR FUND'S EXPENSES
16 FINANCIAL STATEMENTS
29 ADVANTAGES OF VANGUARD.COM
--------------------------------------------------------------------------------
SUMMARY

* Vanguard Global Equity Fund returned 39.3% during fiscal year 2003, easily beating the gain of its primary benchmark and the average return posted by its peers.

* Stocks both in the United States and abroad rallied impressively, with gains realized in nearly every market.

* A decline in the U.S. dollar against most major currencies helped boost the results of the fund's non-U.S. holdings.
--------------------------------------------------------------------------------

WANT LESS CLUTTER IN YOUR MAILBOX? JUST REGISTER WITH VANGUARD.COM AND OPT TO GET FUND REPORTS ONLINE.

LETTER FROM THE CHAIRMAN
--------------------------------------------------------------------------------
Fellow Shareholder,

Taking full advantage of a broad rally in stocks worldwide, Vanguard Global Equity Fund bounced back strongly after two modestly negative fiscal years, gaining 39.3% for the past 12 months. This impressive return, a result of the fund advisor's superior stock selections and a rise in foreign currency valuations against the U.S. dollar, easily bested the gain posted by the fund's primary benchmark and the average return of its peer funds.

The table on this page presents the total returns (capital change plus reinvested distributions) for the fund and its two performance yardsticks.
Information on the change in the fund's net asset value and its per-share distributions can be found on page 6. If you own the fund in a taxable account, you may wish to review our report on the fund's after-tax returns on page 14.

--------------------------------------------------------------------------------
2003 TOTAL RETURNS                                             FISCAL YEAR ENDED
                                                                      OCTOBER 31
--------------------------------------------------------------------------------
VANGUARD GLOBAL EQUITY FUND                                                39.3%
MSCI All Country World Index Free                                          25.2
Average Global Fund*                                                       23.6
--------------------------------------------------------------------------------
*Derived from data provided by Lipper Inc.

WORLD MARKETS STAGED A STRONG RALLY

At the onset of the 2003 fiscal year, investors' fears about the looming war with Iraq, the SARS (severe acute respiratory syndrome) outbreak, increasing terrorist activity, and the sluggish world economy weighed heavily on global stock markets. These concerns dissipated somewhat with the start of combat operations in Iraq, as a sense of relief seemed to spark a powerful upswing throughout most global markets.

In the U.S. stock market, prices remained depressed early in the fiscal year, but the outbreak of fighting in mid-March had a cathartic effect. The U.S. military's quick advance, combined with rosier reports on the nation's economy and corporate earnings, helped launch a surprisingly strong and sustained rally. For the full 12 months, the broad U.S. market, as measured by the Wilshire 5000 Total Market Index, returned 24.4%.

In dollar terms, returns from international markets were even stronger. As measured by the Morgan Stanley Capital International (MSCI) All Country World Index Free ex USA, stocks outside the United States rose 30.4% in U.S. dollars for the period, exceeding the return of the Wilshire 5000 by 6 percentage points. The MSCI Europe, Australasia, Far East (EAFE) Index, a measure of stock performance in 21 developed nations, returned 27.0% in U.S. dollars. The increase was less than half that percentage (+12.7%) in local currencies, but the dollar's weakness relative to most major currencies enhanced returns for U.S.-based investors. (The table on page 3 shows the impact of the dollar's decline on the returns from international markets.)

POSITIVE NEWS ON MANY FRONTS PROPELLED INTERNATIONAL MARKETS

Signs of economic growth were evident everywhere. In the Pacific region, the good news came from the area's largest economy, Japan. The nation's gross domestic product in the third quarter of calendar-year 2003 added to the impressive gains the economy experienced earlier in the year. Tokyo's Nikkei 225 Index, which fell to a 20-year low early in calendar 2003, gained nearly 22% during the fiscal period. Japan's unemployment rate seems to be establishing a moderating trend, after hitting a two-year low in August, and many businesses saw a return to profitability during the 12 months.

--------------------------------------------------------------------------------
MARKET BAROMETER                                    AVERAGE ANNUAL TOTAL RETURNS
                                                  PERIODS ENDED OCTOBER 31, 2003
                                                  ------------------------------
                                                     One         Three      Five
                                                    Year         Years     Years
--------------------------------------------------------------------------------
STOCKS
MSCI All Country World Index Free
 ex USA (International)                            30.4%         -4.4%      1.4%
Russell 1000 Index (Large-caps)                    22.3          -8.2       1.1
Russell 2000 Index (Small-caps)                    43.4           3.4       8.3
Wilshire 5000 Index (Entire market)                24.4          -7.1       1.7
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index                         4.9%          8.4%      6.5%
 (Broad taxable market)
Lehman Municipal Bond Index                         5.1           7.1       5.6
Citigroup 3-Month Treasury Bill Index               1.2           2.6       3.6
================================================================================
CPI
Consumer Price Index                                2.0%          2.1%      2.4%
--------------------------------------------------------------------------------

On balance, Eurozone economies showed fewer signs of recovery than did Japan. The growth rate of Europe's developed economies was very slow, and a few countries, most notably Germany, were in a mild recession during the fiscal year. Decreasing unemployment rates and the success of stimulative fiscal policies--including a tax cut in Germany--have raised hopes that growth may improve.

--------------------------------------------------------------------------------
TOTAL RETURNS                                                    12 MONTHS ENDED
                                                                OCTOBER 31, 2003
                                       -----------------------------------------
                                       BASED ON                         BASED ON
                                          LOCAL       CURRENCY              U.S.
INDEX/COUNTRY                          CURRENCY         IMPACT           DOLLARS
--------------------------------------------------------------------------------
MSCI EUROPE                               10.3%          13.9%             24.2%
United Kingdom                             10.9            9.3              20.2
France                                      6.2           18.5              24.7
Germany                                    16.7           20.3              37.0
Switzerland                                 7.3           11.3              18.6
Netherlands                                -2.4           17.0              14.6
Italy                                      12.7           19.6              32.3
--------------------------------------------------------------------------------
MSCI Pacific                              18.3%          15.5%             33.8%
Japan                                      19.5           13.7              33.2
Hong Kong                                  33.2            0.6              33.8
Singapore                                  20.8            1.7              22.5
Australia                                  10.3           30.7              41.0
--------------------------------------------------------------------------------
MSCI EAFE                                 12.7%          14.3%             27.0%
--------------------------------------------------------------------------------
Select Emerging Markets Free              39.7%          10.9%             50.6%
--------------------------------------------------------------------------------
Wilshire 5000
 (United States)                          24.4%             --             24.4%
--------------------------------------------------------------------------------

The world's emerging markets continued their exceptional showing. Much of the growth was centered in Asian emerging markets, which benefited from China's growth and from signs of recovery in Western economies. As a major exporter, as well as a big importer of raw materials from around the world, China plays an ever-growing role in the Pacific region's economies.

THE TURNAROUND WAS DRAMATIC IN FISCAL 2003

The fiscal year saw a dramatic reversal of the results seen in the previous two years, when your fund posted losses of -7.7% and -2.8% in fiscal 2001 and 2002, respectively. (Those results, while negative, were considerably better than returns posted by global markets.) The fund's mandate allows the advisor, Marathon Asset Management, to deviate from the composition of the fund's benchmark, the MSCI All Country World Index Free, allowing the fund to invest more heavily in markets or sectors that look more promising. For the fifth straight fiscal year, Marathon proved adept at identifying better- performing economies, sectors, and companies.

The fund's outstanding performance in fiscal 2003 can be attributed to excellent stock-picking in a number of areas, especially among companies perceived to be undervalued. First, Marathon's emphasis on mid-sized companies proved profitable, as those firms tended to outpace the larger-capitalization companies. Second, the advisor continued to emphasize materials stocks, which benefited from prospects for a global increase in demand for basic materials; the fund's materials holdings rose 58%. Third, the advisor both overweighted consumer discretionary holdings relative to the MSCI All Country World Index Free and selected better-performing stocks in the sector. Fourth, the fund's telecommunications holdings jumped more than 70%, beating the index's telecom sector by 53 percentage points. Finally, the advisor overweighted many emerging markets relative to the index (including South Africa, Thailand, and the Philippines), all of which rose sharply, and continued to underweight U.S. stocks, which didn't perform quite as strongly for U.S. investors as non-U.S. stocks.

The performance of a few sectors in the fund detracted from results relative to the MSCI All Country World Index Free. The fund's holdings in financials, utilities, health care, and energy all produced healthy gains and, with the exception of utilities, gained more than their counterparts in the index. However, because the advisor underweighted these four sectors, the net result was a modest drag on the fund's ultimately successful effort to beat the index.

THE FUND'S LONG-TERM RECORD IS IMPRESSIVE

Vanguard Global Equity Fund's performance during its relatively short life span has been impressive. The adjacent table presents the average annual returns of your fund and its comparative benchmarks since the fund's inception. It also presents the results of hypothetical $10,000 investments made in each in 1995. As you can see, our average annual return of 10.0% is more than 4 percentage points ahead of the results of the average global fund and the unmanaged index.


TOTAL RETURNS                                          AUGUST 14, 1995,* THROUGH
                                                                OCTOBER 31, 2003
--------------------------------------------------------------------------------
                                      AVERAGE                     FINAL VALUE OF
                                       ANNUAL                          A $10,000
                                       RETURN                 INITIAL INVESTMENT
--------------------------------------------------------------------------------
Global Equity Fund                      10.0%                            $21,796
MSCI All Country World
  Index Free                              5.8                             15,929
Average Global Fund                       5.7                             15,817
--------------------------------------------------------------------------------
*The fund's inception date.


The fund's admirable long-term track record is evidence of our investment advisor's considerable talents. The fund's low expenses also directly aid the advisor's efforts to beat the market. However, we hasten to add that it is extremely difficult for any active fund manager to outperform year after year.

As market trends come and go, even the most skilled money managers can find their approach leads to times of underperformance. During the fund's first few years, Marathon's preference for investing in undervalued companies of all sizes was out of sync with investors' fixation on large-company growth stocks (those with relatively high prices in relation to their earnings or book values). As a result, the fund lagged its benchmark index for three of its first four fiscal years. Growth stocks will lead the market again some day, of course, and when they do, your fund is not likely to continue to outperform on a short-term basis.

KEEP THE FUND'S RECENT PERFORMANCE IN PERSPECTIVE

In last year's report, we tried to offer encouraging words about persevering in the face of persistent market pessimism. As has happened in every previous bear market, optimism eventually returned and patience was rewarded. We didn't pretend to know when the bulls would return, and we can't predict whether the recent rally will continue, stall, or reverse itself in the months ahead. Instead, we'll continue to emphasize the advantages of maintaining a long-term perspective, rather than engaging in short-term speculation. Vanguard Global Equity Fund adheres to this long-term philosophy: Its turnover ratio was only 13% in fiscal 2003, which translates to an average holding period for stocks of six years, far longer than the industry average (according to Lipper Inc.). While nothing is guaranteed in the future, it's gratifying to see that the advisor's long-term approach has been successful so far.

Because the fund's return was so remarkable in 2003, some shareholders might be tempted to add more money to their fund accounts than would be prudent. We like to remind our clients that in good times and bad, a steady course is the sensible choice. Your fund remains best suited as just one element of a diversified portfolio of stock, bond, and money market investments. Maintaining a balanced investment program is the most effective way to navigate the market's ups and downs and reach your long-term goals.

In light of the shocking allegations about market-timing and late trading at some investment management firms, I feel compelled to close this letter with an assurance that Vanguard has policies and procedures in place to identify and deter such behavior. In addition, I have great confidence in the ethics, integrity, and character of the

Vanguard crew--values that receive strong institutional support from our client-owned corporate structure, which channels all our efforts into the creation of wealth for our shareholders.

Thank you for your continued confidence.

Sincerely,


John J. Brennan /s/
JOHN J. BRENNAN

CHAIRMAN AND CHIEF EXECUTIVE OFFICER

NOVEMBER 21, 2003




--------------------------------------------------------------------------------
YOUR FUND'S PERFORMANCE AT A GLANCE            OCTOBER 31, 2002-OCTOBER 31, 2003
                                                       DISTRIBUTIONS PER SHARE
                                                    ----------------------------
                                 STARTING       ENDING      INCOME       CAPITAL
                              SHARE PRICE  SHARE PRICE   DIVIDENDS         GAINS
--------------------------------------------------------------------------------
Global Equity Fund                 $10.48       $14.46       $0.08         $0.02
--------------------------------------------------------------------------------

NOTICE TO SHAREHOLDERS

On December  4, 2003,  the board of  trustees  of  Vanguard  Global  Equity Fund
announced  the  temporary  closure  of  the  fund  to  new  accounts.   Existing
shareholders are permitted to make additional share purchases.

The decision was made in consultation with the fund's advisor, Marathon Asset Management. Vanguard has a long history of closing funds to protect the interests of long-term shareholders, and routinely consults its external investment advisors to ensure that cash flows and asset size remain at reasonable and manageable levels. While the Global Equity Fund's asset size and cash inflows had not grown so much as to impede the prudent management of the fund's holdings, the trustees and Marathon jointly determined that closing the fund was the fair and appropriate course of action at this time. No timetable has been established for reopening the fund.

REPORT FROM THE ADVISOR

Vanguard Global Equity Fund returned 39.3% during the fiscal year ended October 31, 2003. The fund's comparative standards--the MSCI All Country World Index Free and the average global fund--rose 25.2% and 23.6%, respectively. While in recent years the fund was positioned defensively and fell less than its benchmarks, it is gratifying to report that the fund performed strongly during fiscal 2003. On a cautionary note, however, it is necessary to point out that the Global Equity Fund will not always beat its benchmarks. Indeed, since the fund's average stock-holding period is approximately six years and the fund is invested overwhelmingly in stocks not listed in the MSCI All Country World Index Free, there will be some randomness to the fund's outperformance. We remain optimistic, however, that the fund's long-term performance will be satisfactory in both relative and absolute terms.

THE INVESTMENT ENVIRONMENT

Stocks' performance in fiscal 2003 can be divided into two roughly equal periods. Geopolitical concerns about the war on terrorism and the conflict in Iraq, together with sluggish global economic growth and investors' fears of deflation, caused equities to remain depressed in the first half of the fiscal year. This changed in mid-March, when stocks worldwide staged a spirited recovery.

A point of interest: For most of its duration, the bear market in stocks accompanied a bull market in bonds, and it was only in June that this relative trend was decisively reversed. It is perplexing that this change (in relative trends) did not occur earlier, because one indicator of corporate liquidity--fixed income credit spreads--improved dramatically from the third quarter of 2002 onward.

--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY

The advisor believes that superior long-term investment results can be achieved by investing in a widely diversified group of stocks chosen on the basis of industry analysis as well as an assessment of each company's strategies for new investment and for dealing with competition within its industry.

THE FUND'S SUCCESSES

The fund outperformed equity indexes in almost all the global stock markets in the past 12 months, further improving its long-term returns. The fund's outperformance was primarily due to stock selection, and there were several elements to this success. First, since the fund continued to be invested differently in relation to the indexes, performance that was divergent was all but inevitable. Second, a mid-capitalization bias allowed the fund to avoid the relatively high stock market valuations of very large companies. Third, and most significant, was that we continued the strategy of buying stocks that had considerable recovery potential even though they were pounded down during the bear market. The effect of this approach on the fund's performance was positive, and not just for the fund's U.S. holdings. For example, the purchase of Japanese financial stocks helped to produce a 40% 12-month return for Japan in the fund versus 33% for Japanese stocks in the MSCI All Country World Index Free. The resurgence of depressed real estate companies in Hong Kong contributed to a 60% return for Hong Kong in the fund versus 34% in the index. And in South Africa, the purchase of domestic stocks, which had been depressed by the devaluation of the rand, produced a 107% return for the country in the fund versus 55% in the index. Another aspect of our stock selection (although one that made a less significant contribution to performance) involved the buying of high-quality businesses (as distinct from down-and-out companies) that had become more reasonably priced during the bear market. Companies that fit this description included such U.S. firms as American Express, Liberty Media, and IMS Health and such overseas firms as NTT DoCoMo, Secom, Tesco, Intertek Testing Services, and William Demant.

There were other aspects to the Global Equity Fund's success this year other than stock selection. For instance, the weakness of the U.S. dollar benefited the fund because it was underweight in U.S. stocks. Similarly, the fund was overweight in emerging markets, with an average exposure of 10.4% versus 4.2% in the index. Emerging markets outperformed during the period as they continued to recover from earlier crises, and the fund's overweight in Asian markets meant that it was little affected by the currency devaluations in Latin America last winter. Fortunately, the outbreak of SARS turned out to be temporary, and the fund's investments that were affected by it staged a spirited recovery.

THE FUND'S SHORTFALLS

Given the fund's strategy of investing in stocks with recovery potential, it is perhaps not surprising that there were some unfortunate exceptions to the general pattern of share-price recovery. Most notable was Air Canada, which filed for bankruptcy under the Canadian equivalent of U.S. Chapter 11 legislation. It is encouraging to note that partly due to the Global Equity Fund's policy of holding a very large number of stocks (314 at the fiscal year-end), this event did not significantly affect the fund's performance. Another constraint was the fund's average liquidity. Due to new shareholder inflows, the Global Equity Fund had significant liquidity for most of the year, and this introduced a "cash drag effect" on performance. Generally, we kept the cash balance close to 5%, so we could invest as opportunities presented themselves. In retrospect, this cash should have been invested more speedily.

THE FUND'S POSITIONING

The Global Equity Fund's relatively low turnover, which helps to keep costs low and benefits the fund's performance, allows us to take advantage of long-term investment opportunities. Buying and selling during the year was geared to making sure that the fund was well positioned for more bullish equity markets, a strategy that has been successful to date. The fund continues to be overweight in Asian and emerging markets, in the belief that it is there that corporate fundamentals are improving the fastest and valuations remain modest. The fund continues to be value-oriented, with a price/book ratio that is lower and a yield that is higher than those of its benchmark index. Perhaps most distinctive is the fund's average and median market capitalizations, at $13.0 billion and $2.3 billion, respectively. These figures mean that the Global Equity Fund is a significant play on the relative performance of smaller companies. In our letter to you last year, we remarked that we were optimistic about the prospects for stocks in general. That optimism remains, although it has been correspondingly reduced by the gains of the past 12 months.


JEREMY HOSKING, PORTFOLIO MANAGER

MARATHON ASSET MANAGEMENT LIMITED

NOVEMBER 13, 2003

FUND PROFILE
----------------
AS OF 10/31/2003
----------------
This Profile provides a snapshot of the fund's characteristics, compared where appropriate with an unmanaged market index. Key terms are defined on page 12.


GLOBAL EQUITY FUND
--------------------------------------------------------------
Portfolio Characteristics
                                                   Comparative
                                         Fund           Index*
--------------------------------------------------------------
Number of Stocks                          314            2,198
Turnover Rate                             13%               --
Expense Ratio                           1.05%               --
Cash Investments                           7%               --
--------------------------------------------------------------

--------------------------------------------------------------
TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)

Siam Cement PLC                                           1.7%
  (materials and construction)
Nortel Networks Corp.                                     1.3
  (telecommunications)
Nextel Communications, Inc.                               1.2
  (telecommunications)
Lucent Technologies, Inc.                                 1.2
  (telecommunications)
IMS Health, Inc.                                          1.0
  (health care)
Costco Wholesale Corp.                                    1.0
  (retail)
Agrium, Inc.                                              0.9
  (chemicals)
Xerox Corp.                                               0.9
  (electronic business equipment)
Imperial Oil Ltd.                                         0.9
  (oil)
Altria Group, Inc.                                        0.9
  (tobacco)
--------------------------------------------------------------
TOP TEN                                                  11.0%
==============================================================
The "Ten Largest Holdings" excludes any temporary cash investments and equity index products.

==============================================================
VOLATILITY MEASURES
                                                   COMPARATIVE
                                         FUND           INDEX*
--------------------------------------------------------------
R-Squared                                0.83             1.00
Beta                                     0.89             1.00
--------------------------------------------------------------

==============================================================
SECTOR DIVERSIFICATION (% OF PORTFOLIO)
                                                   COMPARATIVE
                                         FUND           INDEX*
--------------------------------------------------------------

Consumer Discretionary                    19%              12%
Consumer Staples                           7                9
Energy                                     4                7
Financials                                15               23
Health Care                                4               11
Industrials                               13               10
Information Technology                     8               14
Materials                                 15                5
Telecommunication Services                 8                5
Utilities                                  0                4
--------------------------------------------------------------
Cash Investments                           7%               --
--------------------------------------------------------------

----------------------------------------
ALLOCATION BY REGION (% OF PORTFOLIO)
[PIE CHART]

Europe                     24%
Pacific                    19%
Emerging Markets           12%
North America              38%
Cash Invest                 7%
----------------------------------------





*MSCI All Country World Index Free.

-------------------------------------------------
COUNTRY DIVERSIFICATION (% OF PORTFOLIO)
                                      COMPARATIVE
                              FUND         INDEX*
-------------------------------------------------
EUROPE
United Kingdom                 10%            11%
France                          4              4
Netherlands                     2              2
Sweden                          2              1
Spain                           1              1
Switzerland                     1              3
Germany                         1              3
Italy                           1              2
Finland                         1              1
Denmark                         1              0
Norway                          0              0
Ireland                         0              0
-------------------------------------------------
Subtotal                       24%            28%
-------------------------------------------------
PACIFIC
Japan                          10%             9%
Hong Kong                       4              1
Singapore                       3              0
Australia                       2              2
New Zealand                     0              0
-------------------------------------------------
Subtotal                       19%            12%
-------------------------------------------------
EMERGING MARKETS
South Africa                    4%             0%
Thailand                        3              0
Malaysia                        2              0
Philippines                     1              0
Indonesia                       1              0
Other Emerging Markets          1              4
-------------------------------------------------
Subtotal                       12%             4%
-------------------------------------------------
NORTH AMERICA
United States                  31%            53%
Canada                          7              3
-------------------------------------------------
Subtotal                       38%            56%
-------------------------------------------------
Cash Investments                7%             --
-------------------------------------------------
Total                         100%           100%
=================================================


Visit our  website at  VANGUARD.COM  for  regularly  updated  fund  information.

*MSCI All Country World Index Free.

--------------------------------------------------------------------------------
GLOSSARY OF INVESTMENT TERMS

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund's beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.
--------------------------------------------------------------------------------
CASH INVESTMENTS. The percentage of a fund invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts or other index-based products.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by a given index. If a fund's total returns were precisely synchronized with an index's returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
TURNOVER  RATE. An indication of the fund's  trading  activity.  Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors).
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY
--------------------------------------------------------------------------------
All of the returns in this report represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.


GLOBAL EQUITY FUND
--------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE AUGUST 14, 1995-OCTOBER 31, 2003

MONTH     YEAR        GLOBAL EQUITY       MSCI AC WORLD               AVERAGE
                               FUND          INDEX FREE           GLOBAL FUND
--------------------------------------------------------------------------------
     8/14/1995                10000               10000                 10000
10        1995                10050               10184                 10030
 1        1996                10780               11061                 10727
 4        1996                11603               11554                 11428
 7        1996                11181               11195                 10990
10        1996                11763               11798                 11586
 1        1997                12248               12454                 12451
 4        1997                12310               12769                 12435
 7        1997                14002               14866                 14446
10        1997                13197               13694                 13498
 1        1998                13202               14396                 13874
 4        1998                14914               16187                 15815
 7        1998                14053               16171                 15633
10        1998                13202               15478                 14215
 1        1999                14239               17531                 16022
 4        1999                16313               18630                 16921
 7        1999                16775               18790                 17652
10        1999                16703               19505                 18205
 1        2000                17193               20611                 20429
 4        2000                17536               21052                 20978
 7        2000                17460               20578                 20974
10        2000                17447               19660                 20072
 1        2001                18420               19224                 19387
 4        2001                18278               17618                 17773
 7        2001                18007               16622                 16861
10        2001                16100               14715                 14868
 1        2002                17430               15335                 15341
 4        2002                19013               15406                 15656
 7        2002                16548               13271                 13505
10        2002                15652               12718                 12798
 1        2003                16174               12402                 12350
 4        2003                16777               13222                 13034
 7        2003                19053               14577                 14632
10        2003                21796               15929                 15817


-------------------------------------------------------------------------------------------------------------------
                                                                  AVERAGE ANNUAL TOTAL RETURNS
                                                                 PERIODS ENDED OCTOBER 31, 2003         FINAL VALUE
                                                             -----------------------------------       ------------
                                                              ONE           FIVE          SINCE        OF A $10,000
                                                             YEAR          YEARS      INCEPTION          INVESTMENT
-------------------------------------------------------------------------------------------------------------------
Global Equity Fund                                         39.25%         10.55%          9.95%             $21,796
MSCI All Country World Index Free                           25.25           0.58           5.83              15,929
Average Global Fund*                                        23.59           2.16           5.74              15,817
-------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) AUGUST 14, 1995-OCTOBER 31, 2003

YEAR                         GLOBAL EQUITY                MSCI ALL COUNTRY WORLD
                                      FUND                            INDEX FREE
--------------------------------------------------------------------------------
1995                                   0.5                                   1.8
1996                                  17.0                                  15.9
1997                                  12.2                                  16.1
1998                                   0.0                                  13.0
1999                                  26.5                                  26.0
2000                                   4.5                                   0.8
2001                                 (7.7)                                (25.2)
2002                                 (2.8)                                (13.6)
2003                                  39.3                                  25.2
--------------------------------------------------------------------------------





--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED SEPTEMBER 30, 2003

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

                                                          SINCE INCEPTION
                                                    ----------------------------
                                     ONE     FIVE
                INCEPTION DATE      YEAR    YEARS   CAPITAL   INCOME       TOTAL
--------------------------------------------------------------------------------
Global Equity Fund   8/14/1995    36.25%   10.89%     7.71%    1.42%       9.13%
--------------------------------------------------------------------------------


*Derived from data provided by Lipper Inc.
Note: See Financial Highlights table on page 24 for dividend and capital gains information.

YOUR FUND'S AFTER-TAX RETURNS

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund's distributions, and
(2) assuming that an investor paid taxes on the fund's distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect the reduced tax rates on ordinary income and short-term capital gains that became effective as of January 1, 2003, and on long-term capital gains realized on or after May 6, 2003. However, they do not reflect the reduced rates on "qualified dividend income." (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund's performance--whether before or after taxes--does not indicate how it will perform in the future.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                      PERIODS ENDED OCTOBER 31, 2003

                                                                           SINCE
                                          ONE YEAR      FIVE YEARS    INCEPTION*
                                     -------------------------------------------
GLOBAL EQUITY FUND
    Returns Before Taxes                    39.25%          10.55%         9.95%
    Returns After Taxes on Distributions    38.90            8.77          8.49
    Returns After Taxes on Distributions
    and Sale of Fund Shares                 25.53            8.23          7.95
--------------------------------------------------------------------------------
*August 14, 1995.

ABOUT YOUR FUND'S EXPENSES

All mutual funds have operating expenses. These expenses include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its net assets. This figure is known as the expense ratio.

A HYPOTHETICAL EXAMPLE

We believe it is important for you to understand the impact of costs on your investment. The following example illustrates the costs that you would incur over a 12-month period if you invested $10,000 in the fund, using the fund's actual return and operating expenses for the fiscal year ended October 31, 2003. The cost in dollars is calculated by applying the expense ratio to the average balance in the hypothetical account. For comparative purposes, we also list the average expense ratio for the fund's peer group, which is derived from data provided by Lipper Inc.

--------------------------------------------------------------------------------
                    Cost of $10,000                  Fund            Peer Group*
                    Investment in Fund      Expense Ratio          Expense Ratio
--------------------------------------------------------------------------------
Global Equity Fund                $126              1.05%                  1.84%
--------------------------------------------------------------------------------
*Average Global Fund.
Your actual costs may have been higher or lower, depending on the amount of your investment and your holding period. Peer-group ratio captures data through year-end 2002.

You can find more information about the fund's expenses, including annual expense ratios for the past five years, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the fund's prospectus. The prospectus presents hypothetical shareholder costs over various time periods based upon a $10,000 investment and a return of 5% a year. This standardized example, which appears in all mutual fund prospectuses, may be useful to you in comparing the costs of investing in different funds.

FINANCIAL STATEMENTS

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by country. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

================================================================================
                                                                   Market Value*
Global Equity Fund                                Shares                   (000)
================================================================================
COMMON STOCKS (93.2%)
--------------------------------------------------------------------------------
AUSTRALIA (1.6%)
  Santos Ltd.                                    454,000                   1,968
  Australia & New Zealand
    Bank Group Ltd.                              127,973                   1,616
  Caltex Australia Ltd.                          464,144                   1,436
* WMC Resources Ltd.                             374,000                   1,359
  Orica Ltd.                                     143,220                   1,342
  Amcor Ltd.                                     204,192                   1,232
  Alumina Ltd.                                   224,000                     947
  Rinker Group Ltd.                               71,098                     320
  Iluka Resources Ltd.                            60,516                     201
  CSR Ltd.                                        71,098                     107
* Australia & New Zealand
    Bank Group Ltd. Rights Exp.
    11/24/2003                                    23,268                      71
                                                                ----------------
                                                                          10,599
                                                                ----------------
CANADA (6.9%)
* Nortel Networks Corp.                        1,918,730                   8,538
  Agrium, Inc.                                   405,850                   6,238
  Imperial Oil Ltd.                              155,200                   6,177
* Inco Ltd.                                      161,800                   5,372
  Alcan Inc.                                     131,800                   5,260
  Rogers Communications, Inc.
    Class B                                      307,800                   4,846
* BCE Inc.                                       128,800                   2,917
  Abitibi-Consolidated Inc.                      372,800                   2,509
* Hudson's Bay Co.                               295,900                   2,469
  Fairmont Hotels & Resorts Inc.                  60,800                   1,566
* Air Canada Class A                             790,100                     156
                                                                ----------------
                                                                          46,048
                                                                ----------------
CHINA (0.2%)
  The Guangshen Railway Co., Ltd.              4,528,500                   1,254
                                                                ----------------
DENMARK (0.7%)
* William Demant A/S                              39,000                   1,327
  TDC A/S                                         39,700                   1,276
  Coloplast A/S B Shares                          14,200                   1,195
  Bang & Olufsen A/S B Shares                     13,800                     535
                                                                ----------------
                                                                           4,333
                                                                ----------------
FINLAND (0.9%)
  Sampo Oyj A Shares                             207,300                   1,745
  TietoEnator Oyj B Shares                        64,820                   1,718
  Metso Oyj                                      140,200                   1,571
  M-Real Oyj B Shares                            114,700                   1,012
                                                                ----------------
                                                                           6,046
                                                                ----------------
FRANCE (3.9%)
  Arcelor                                        221,400                   3,158
  Carrefour SA                                    52,208                   2,741
  Pechiney SA                                     49,399                   2,731
  Cie. de St. Gobain SA                           53,800                   2,270
* Alcatel SA                                     167,200                   2,206
  BNP Paribas SA                                  39,222                   2,061

================================================================================
                                                                   Market Value*
                                                  Shares                   (000)
================================================================================
  Groupe Danone                                   12,400                   1,871
* Vivendi Universal SA                            83,123                   1,746
  Aventis SA                                      30,401                   1,615
* Atos Origin SA                                  21,600                   1,441
  AXA                                             75,700                   1,434
* SCOR SA                                        190,700                   1,210
  Thales SA                                       38,400                   1,107
                                                                ----------------
                                                                          25,591
                                                                ----------------
GERMANY (1.3%)
  Bayerische Motoren Werke AG                     49,480                   1,982
  E.On AG                                         31,920                   1,613
  BASF AG                                         33,600                   1,541
  Fresenius Medical Care AG                       23,500                   1,340
  Deutsche Post AG                                68,100                   1,310
  Fresenius Medical Care AG ADR                   44,544                     845
                                                                ----------------
                                                                           8,631
                                                                ----------------
GHANA (0.1%)
* Ashanti Goldfields Co., Ltd. GDR                80,100                     865
                                                                ----------------
HONG KONG (4.3%)
  Television Broadcasts Ltd.                     855,000                   4,052
  Henderson Land
  Development Co. Ltd.                           887,000                   3,724
  Hysan Development Co., Ltd.                  2,247,496                   3,256
  New World
   Development Co., Ltd.                       4,685,900                   3,002
  Hong Kong Aircraft &
   Engineering Co., Ltd.                         504,000                   2,732
  SmarTone
   Telecommunications Ltd.                     1,675,290                   2,718
  Hong Kong Exchanges &
   Clearing Ltd.                                 896,000                   1,950
  Wheelock and Co. Ltd.                        1,566,000                   1,875
  Hong Kong and Shanghai
   Hotels Ltd.                                 1,924,000                   1,164
  i-CABLE Communications Ltd.                  4,170,000                   1,058
* First Pacific Co. Ltd.                       4,886,000                     944
* Next Media Ltd.                              2,118,000                     900
  Asia Satellite
   Telecommunications
   Holdings Ltd.                                 302,000                     542
* Mandarin Oriental
   International Ltd.                            983,690                     507
                                                                ----------------
                                                                          28,424
                                                                ----------------
INDONESIA (0.9%)
  PT Gudang Garam Tbk                          1,186,000                   1,836
* PT Astra International Tbk                   2,486,076                   1,273
  PT Bank Indonesia Tbk                       30,217,000                     996
  PT Semen Gresik Tbk                            984,000                     973
  PT Matahari Putra
   Prima Tbk                                  10,156,000                     598
* PT Citra Marga Nusaphala
   Persada Tbk                                   774,000                      32
* PT Mulia Industrindo Tbk                       921,000                      25
                                                                ----------------
                                                                           5,733
                                                                ----------------
IRELAND (0.4%)
* Independent News & Media PLC                   786,818                   1,720
  Fyffes PLC                                     399,800                     725
                                                                ----------------
                                                                           2,445
                                                                ----------------
ITALY (0.9%)
  Luxottica Group SpA ADR                        148,900                   2,378
  Unicredito Italiano SpA                        374,500                   1,846
  Saipem SpA                                     221,000                   1,608
  Natuzzi SpA-SP ADR                              43,400                     476
                                                                ----------------
                                                                           6,308
                                                                ----------------
JAPAN (10.0%)
  Nippon Telegraph and
   Telephone Corp.                                   716                   3,198
  Dai-Nippon Printing Co., Ltd.                  200,000                   3,089
  Hitachi Ltd.                                   458,000                   2,691
  Kirin Brewery Co., Ltd.                        292,000                   2,335
  Yamaha Motor Co., Ltd.                         182,000                   2,064
  Sumitomo Mitsui
   Financial Group, Inc.                             400                   2,012
* UFJ Holdings Inc.                                  456                   1,950
  Sompo Japan Insurance Inc.                     228,000                   1,887
  Matsushita Electric Works, Ltd.                248,000                   1,863
  FamilyMart Co., Ltd.                            84,900                   1,846
  Sumitomo Trust &
   Banking Co., Ltd.                             304,000                   1,698
  Nippon Oil Corp.                               342,000                   1,689
  Sumitomo Electric
   Industries Ltd.                               188,000                   1,616
  Tostem Inax Holding Corp.                       86,000                   1,532
  Seiko Epson Corp.                               42,000                   1,513
  Sumitomo Metal Mining Co.                      218,000                   1,495
  Sumitomo Forestry Co.                          179,000                   1,465
  Omron Corp.                                     62,000                   1,359
  Sumitomo Corp.                                 194,000                   1,346
  Dentsu Inc.                                        284                   1,279
  Nippon Sanso Corp.                             308,000                   1,275
  Onward Kashiyama Co., Ltd.                     112,000                   1,257
  Fuji Photo Film Co., Ltd.                       42,000                   1,238
  Tokyo Gas Co., Ltd.                            342,000                   1,173
  Sumitomo Chemical Co.                          300,000                   1,119
  Mitsubishi Heavy
   Industries Ltd.                               392,000                   1,077
  Japan Tobacco, Inc.                                160                   1,068
  Ono Pharmaceutical Co., Ltd.                    30,500                   1,060
  NTT DoCoMo, Inc.                                   486                   1,052
  Aisin Seiki Co., Ltd.                           74,000                   1,050

================================================================================
                                                                   Market Value*
Global Equity Fund                                Shares                   (000)
================================================================================
  Toyo Seikan Kaisha Ltd.                         86,000                   1,005
  Nisshinbo Industries, Inc.                     200,000                     999
  NGK Insulators Ltd.                            146,000                     997
  Tanabe Seiyaku Co., Ltd.                       120,000                     879
  Secom Co., Ltd.                                 22,000                     860
  Mitsubishi Gas Chemical Co.                    278,000                     786
  Shiseido Co., Ltd.                              72,000                     756
  Tokyo Broadcasting System, Inc.                 46,000                     737
  Nippon Suisan Kaisha Ltd.                      328,000                     716
  Koito Manufacturing Co., Ltd.                  130,000                     701
  Daifuku Co., Ltd.                              156,000                     687
  Komatsu Ltd.                                   124,000                     671
  Kinden Corp.                                   154,000                     671
  Tokyo Ohka Kogyo Co., Ltd.                      35,400                     644
  Lion Corp.                                     108,000                     597
  Lintec Corp.                                    38,000                     550
  Ryosan Co., Ltd.                                32,800                     526
* Anritsu Corp.                                   78,000                     509
  Glory Ltd.                                      16,000                     502
  Yamatake Corp.                                  50,000                     466
  Nippon Broadcasting
   System, Inc.                                   10,000                     424
  Noritake Co., Ltd.                             122,000                     412
  Bank of Yokohama Ltd.                           88,000                     380
  Nifco Inc.                                      26,000                     333
  Ezaki Glico Co., Ltd.                           50,000                     312
  Inabata & Co., Ltd.                             49,000                     291
  Itochu Corp.                                    73,000                     246
* SKY Perfect
   Communications Inc.                               174                     212
  Sankyo Seiko Co., Ltd.                          50,000                     164
  Furukawa Electric Co.                           43,000                     163
* Tsuzuki Denki Co., Ltd.                         23,000                      68
  ISB Corp.                                        3,000                      20
                                                                ----------------
                                                                          66,580
                                                                ----------------
MALAYSIA (1.7%)
  Resorts World Bhd.                             888,000                   2,571
  British American
   Tobacco Bhd.                                  136,000                   1,494
  CIMB Bhd.                                    1,223,000                   1,474
  Commerce Asset
   Holdings Bhd.                               1,061,000                   1,229
  Genting Bhd.                                   250,000                   1,217
  Carlsberg Brewery
   Malaysia Bhd.                                 373,500                   1,062
  PPB Group Bhd.                                 491,000                     775
* Multi-Purpose
   Holdings Bhd.                               1,948,000                     636
  Kumpulan Guthrie Bhd.                          805,000                     540
                                                                ----------------
                                                                          10,998
                                                                ----------------
MEXICO (0.1%)
  Telefonos de Mexico
   SA Class L ADR                                 16,000                     514
  America Movil SA de CV
   Series L ADR                                   15,400                     367
                                                                ----------------
                                                                             881
                                                                ----------------
NETHERLANDS (1.9%)
  Royal Dutch Petroleum Co.                       77,900                   3,457
  Koninklijke (Royal)
   Philips Electronics NV                        114,771                   3,094
  Heineken NV                                     70,300                   2,509
* Koninklijke KPN NV                             241,854                   1,839
  Koninklijke Nedlloyd NV                         36,015                   1,161
* Koninklijke Boskalis
   Westminster NV                                 28,533                     730
                                                                ----------------
                                                                          12,790
                                                                ----------------
NEW ZEALAND (0.3%)
  Carter Holt Harvey Ltd.                        800,000                     900
  Telecom Corp. of
   New Zealand Ltd.                              258,217                     768
  Wrightson Ltd.                                 150,000                     138
                                                                ----------------
                                                                           1,806
                                                                ----------------
NORWAY (0.4%)
  Schibsted ASA                                   65,700                   1,157
  DNB Holding ASA                                186,400                   1,089
  Rieber & Son ASA                                61,000                     431
                                                                ----------------
                                                                           2,677
                                                                ----------------
PHILIPPINES (1.3%)
  Globe Telecom, Inc.                            229,100                   3,272
  Ayala Corp.                                 33,195,000                   3,061
* ABS-CBN Broadcasting Corp.                   2,952,000                   1,521
  Jollibee Foods Corp.                         2,352,000                     744
                                                                ----------------
                                                                           8,598
                                                                ----------------
SINGAPORE (2.6%)
  Jardine Strategic
   Holdings Ltd.                               1,013,500                   3,649
  Jardine Matheson
   Holdings Ltd.                                 494,702                   3,636
  SembCorp Marine Ltd.                         3,423,000                   1,966
  Overseas Union Enterprise Ltd.                 391,000                   1,572
* BIL International Ltd.                       3,633,000                   1,482
  Great Eastern Holdings Ltd.                    220,000                   1,403
  Singapore Press Holdings Ltd.                  108,100                   1,223
  United Industrial Corp., Ltd.                2,085,000                     982
  Haw Par Brothers
   International Ltd.                            350,000                     881
  Fraser & Neave Ltd.                             64,130                     453
                                                                ----------------
                                                                          17,247
                                                                ----------------

================================================================================
                                                                   Market Value*
                                                  Shares                   (000)
================================================================================
SOUTH AFRICA (4.3%)
* MTN Group Ltd.                               1,140,300                   4,085
  Pretoria Portland
   Cement Co. Ltd.                               200,562                   3,694
  Kersaf Investment Ltd.                         560,886                   3,132
  Anglo American PLC                             137,414                   2,797
  RMB Holdings Ltd.                            1,495,200                   2,602
  Edgars Consolidated Stores Ltd.                176,549                   2,596
  Gold Fields Ltd.                               139,040                   1,986
  SABMiller PLC                                  221,203                   1,874
  Firstrand Ltd.                               1,337,600                   1,581
  JD Group Ltd.                                  298,646                   1,417
  Aveng Ltd.                                     695,500                     817
  Anglogold Ltd.                                  17,000                     657
* Hosken Consolidated
   Investments Ltd.                            1,103,148                     560
  Anglogold Ltd. ADR                              10,370                     401
  SABMiller PLC
   (United Kingdom Shares)                         4,000                      34
                                                                ----------------
                                                                          28,233
                                                                ----------------
SOUTH KOREA (0.2%)
  Samsung Electronics Co., Ltd.                      950                     377
  Kookmin Bank                                     7,000                     256
  Hyundai Motor Co. Ltd.                           5,000                     167
  POSCO                                            1,000                     117
  Korea Electric Power Corp.                       5,000                      97
                                                                ----------------
                                                                           1,014
                                                                ----------------
SPAIN (1.4%)
  Banco Popular Espanol SA                        51,600                   2,683
  Acerinox SA                                     55,200                   2,403
  Acciona SA                                      39,400                   2,068
  NH Hoteles SA                                  152,000                   1,748
  Viscofan SA                                     53,700                     421
* Prosegur Cia de Seguridad
   SA (Registered)                                18,400                     299
                                                                ----------------
                                                                           9,622
                                                                ----------------
SWEDEN (1.6%)
* Telefonaktiebolaget LM
   Ericsson AB Class B                         1,838,600                   3,158
  Svenska Handelsbanken
   AB A Shares                                   149,400                   2,633
  Svenska Cellulosa AB B Shares                   50,500                   1,906
  Assa Abloy AB                                  150,400                   1,485
  Hoganas AB B Shares                             39,250                     770
* ABB Ltd.                                        87,688                     514
  OM HEX AB                                       21,000                     215
                                                                ----------------
                                                                          10,681
                                                                ----------------
SWITZERLAND (1.4%)
  SGS Societe Generale de
   Surveillance Holding SA
   (Registered)                                    5,750                   3,247
  Cie. Financiere Richemont AG                   107,900                   2,428
  Novartis AG (Registered)                        59,340                   2,262
  Geberit AG                                       2,140                     881
* Publigroupe SA                                   2,540                     633
                                                                ----------------
                                                                           9,451
                                                                ----------------

THAILAND (3.0%)
  Siam Cement PLC Non-Voting
   Depository Receipts                         1,557,000                   7,884
  Siam Cement PLC (Foreign)                      617,000                   3,495
  Advanced Information
   Services Co. Ltd. (Foreign)                 1,909,000                   2,967
* Kasikornbank Public Co.
   Ltd. (Foreign)                              1,820,000                   2,030
  National Finance & Securities
   PLC (Foreign)                               1,954,000                     803
  MBK Development Public Co.
   Ltd. (Foreign)                                557,000                     719
* Golden Land Property
   Development Public Co.
   Ltd. Non-Voting
   Depository Receipts                         1,683,465                     608
  GMM Grammy Public Co.
   Ltd. Non-Voting
   Depository Receipts                           997,000                     530
* Siam Commercial Bank
   PLC (Foreign)                                 414,000                     428
  GMM Grammy Public Co.
   Ltd. (Foreign)                                642,000                     341
  Post Publishing PLC (Foreign)                  130,000                     135
* Golden Land Property
   Development Public Co.
   Ltd. (Foreign)                                225,645                      82
  Matichon PLC (Foreign)                          25,000                      62
                                                                ----------------
                                                                          20,084
                                                                ----------------

UNITED KINGDOM (10.1%)
  Hanson Building
   Materials PLC                                 516,050                   3,573
  Shell Transport &
   Trading Co. PLC                               563,600                   3,520
  Rio Tinto PLC                                  134,800                   3,269
  Barclays PLC                                   379,900                   3,204
  Rentokil Initial PLC                           774,800                   2,935
  Diageo PLC                                     243,628                   2,865
  BAE Systems PLC                                857,800                   2,664
  Cable and Wireless PLC                       1,145,900                   2,649
  Reed Elsevier PLC                              329,100                   2,558
  Arriva PLC                                     369,033                   2,442
  Associated British Ports
   Holdings PLC                                  321,100                   2,316
  Reckitt Benckiser PLC                          106,690                   2,245
  The Sage Group PLC                             686,400                   2,172
  Vodafone Group PLC                           1,016,900                   2,135
  Boots Group PLC                                164,100                   1,984

================================================================================
                                                                   Market Value*
Global Equity Fund                                Shares                   (000)
================================================================================
  Pilkington PLC                               1,326,400                   1,958
  Tesco PLC                                      469,700                   1,883
  BAA PLC                                        234,800                   1,857
  BP PLC                                         251,700                   1,747
  Intertek Testing Services PLC                  199,200                   1,736
  Provident Financial PLC                        157,056                   1,723
  Stagecoach Group PLC                         1,257,940                   1,660
  Compass Group PLC                              283,935                   1,637
  Carnival PLC                                    47,314                   1,634
  WPP Group PLC                                  159,900                   1,524
  Smiths Group PLC                               125,810                   1,498
  Capita Group PLC                               305,000                   1,280
  Hilton Group PLC                               373,400                   1,229
  BT Group PLC                                   327,800                   1,032
  Kidde PLC                                      562,200                     961
* Enodis PLC                                     646,000                     844
  TBI PLC                                        482,800                     512
  EMI Group PLC                                  125,000                     371
  Sygen International PLC                        392,000                     342
  Granada PLC                                    168,435                     335
  Devro PLC                                      248,600                     335
* MyTravel Group PLC                             748,200                     235
                                                                ----------------
                                                                          66,864
                                                                ----------------
UNITED STATES (30.8%)
  AUTO & TRANSPORTATION (2.1%)
  Burlington Northern
   Santa Fe Corp.                                166,600                   4,821
* Northwest Airlines Corp.
   Class A                                       316,600                   4,334
* Kansas City Southern
   Industries, Inc.                              205,000                   2,712
  Delphi Corp.                                   241,422                   2,149

  CONSUMER DISCRETIONARY (8.0%)
* Costco Wholesale Corp.                         183,400                   6,487
* Liberty Media Corp.                            583,204                   5,885
  Waste Management, Inc.                         196,100                   5,083
  International Speedway Corp.                   116,650                   4,962
* PRIMEDIA Inc.                                1,730,600                   4,655
  Sabre Holdings Corp.                           201,430                   4,413
  Ethan Allen Interiors, Inc.                    118,200                   4,350
  Hollinger International, Inc.                  285,900                   3,840
* Saks Inc.                                      226,200                   3,144
  J.C. Penney Co., Inc.
   (Holding Co.)                                 125,000                   2,956
  Mandalay Resort Group                           67,400                   2,645
  Reader's Digest
   Association, Inc.                             171,400                   2,525
  Eastman Kodak Co.                               86,300                   2,108
  Hasbro, Inc.                                    10,367                     226

CONSUMER STAPLES (1.7%)
  Altria Group, Inc.                             127,000                   5,905
  Sara Lee Corp.                                 156,300                   3,115
  McCormick & Co., Inc.                           82,251                   2,439

FINANCIAL SERVICES (3.9%)
  Moody's Corp.                                   99,800                   5,771
  MBIA, Inc.                                      79,100                   4,715
  Mercury General Corp.                           97,100                   4,615
  American Express Co.                            91,197                   4,280
  Unitrin, Inc.                                  103,400                   3,826
  MGIC Investment Corp.                           47,000                   2,412

HEALTH CARE (3.8%)
  IMS Health, Inc.                               295,930                   6,963
  Tenet Healthcare Corp.                         402,900                   5,560
  Schering-Plough Corp.                          359,500                   5,490
  Bristol-Myers Squibb Co.                       173,900                   4,412
  Baxter International, Inc.                     102,200                   2,716

MATERIALS & Processing (2.1%)
* Scotts Co.                                      88,800                   5,128
  Temple-Inland Inc.                              80,000                   4,322
  PPG Industries, Inc.                            62,300                   3,592
  Solutia, Inc.                                  402,300                   1,074
* LTV Corp.                                      268,000                       1

PRODUCER DURABLES (0.9%)
* Xerox Corp.                                    593,300                   6,230

TECHNOLOGY (3.8%)
* Lucent Technologies, Inc.                    2,406,600                   7,701
* Dell Inc.                                      123,300                   4,454
* Sun Microsystems, Inc.                         957,900                   3,793
* Unisys Corp.                                   245,600                   3,772
  Intel Corp.                                    106,800                   3,530
  Raytheon Co.                                    71,100                   1,883

UTILITIES (3.7%)
* Nextel Communications, Inc.                    319,700                   7,737
  SBC Communications Inc.                        239,716                   5,748
* Comcast Corp. Special Class A                  175,600                   5,728
* Qwest Communications
   International Inc.                          1,549,500                   5,470

OTHER (0.8%)
* Berkshire Hathaway Inc. Class B                  1,890                   4,910
                                                                ----------------
                                                                         204,587
                                                                ================
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (Cost $514,002)                                                        618,390
================================================================================

================================================================================
                                                    FACE                  MARKET
                                                  AMOUNT                  VALUE*
                                                   (000)                   (000)
================================================================================
TEMPORARY CASH INVESTMENTS (10.2%)
================================================================================
Repurchase Agreements
Collateralized by U.S. Government
  Obligations in a Pooled
  Cash Account
  1.06%, 11/3/2003--Note G                       $20,823               $ 20,823
  1.07%, 11/3/2003                                47,026                 47,026
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (Cost $67,849)                                                         67,849
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (103.4%)
  (Cost $581,851)                                                       686,239
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-3.4%)
--------------------------------------------------------------------------------
Receivables for Investment Securities Sold                               28,386
Other Assets--Note C                                                      6,387
Payables for Investment Securities Purchased                            (34,839)
Security Lending Collateral Payable
  to Brokers--Note G                                                    (20,823)
Other Liabilities                                                        (1,739)
                                                                ----------------
                                                                        (22,628)
                                                                ================
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
Applicable to 45,894,653 outstanding $.001
 par value shares of beneficial interest
 (unlimited authorization)                                             $663,611
================================================================================
NET ASSET VALUE PER SHARE                                                $14.46
================================================================================
*See Note A in Notes to Financial Statements.
*Non-income-producing security.
ADR--American Depositary Receipt.
GDR--Global Depositary Receipt.


--------------------------------------------------------------------------------
                                                  AMOUNT                     PER
                                                   (000)                   SHARE
--------------------------------------------------------------------------------
AT OCTOBER 31, 2003, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital                                 $551,656                 $12.02
Undistributed Net Investment Income                4,133                    .09
Accumulated Net Realized Gains                     3,398                    .07
Unrealized Appreciation
  Investment Securities                          104,388                   2.28
  Foreign Currencies                                  36                     --
--------------------------------------------------------------------------------
NET ASSETS                                      $663,611                 $14.46
================================================================================
See Note E in Notes to Financial Statements for the tax-basis components of net assets.

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

--------------------------------------------------------------------------------
                                                              GLOBAL EQUITY FUND
                                                     YEAR ENDED OCTOBER 31, 2003
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Dividends*                                                            $ 8,013
  Interest                                                                  269
  Security Lending                                                          187
--------------------------------------------------------------------------------
Total Income                                                              8,469
--------------------------------------------------------------------------------
EXPENSES
  Investment Advisory Fees--Note B Basic Fee                              1,444
  Performance Adjustment                                                    442
  The Vanguard Group--Note C
    Management and Administrative                                         1,879
  Marketing and Distribution                                                 49
  Custodian Fees                                                            272
  Auditing Fees                                                              19
  Shareholders' Reports and Proxies                                          32
  Trustees' Fees and Expenses                                                 1
--------------------------------------------------------------------------------
  Total Expenses                                                          4,138
  Expenses Paid Indirectly--Note D                                         (152)
--------------------------------------------------------------------------------
  Net Expenses                                                            3,986
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                     4,483
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
  Investment Securities Sold                                              3,419
  Foreign Currencies                                                        113
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                                  3,532
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
  Investment Securities                                                 138,110
  Foreign Currencies                                                         32
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                        138,142
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS        $146,157
================================================================================
*Dividends are net of foreign withholding taxes of $586,000.

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

--------------------------------------------------------------------------------
                                                          GLOBAL EQUITY FUND
                                                        ------------------------
                                                        YEAR ENDED OCTOBER 31,
                                                        ------------------------
                                                            2003           2002
                                                           (000)          (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                                  $ 4,483        $ 1,720
  Realized Net Gain (Loss)                                 3,532            987
  Change in Unrealized Appreciation (Depreciation)       138,142        (20,941)
--------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets
  Resulting from Operations                              146,157        (18,234)
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                                   (1,743)        (1,529)
  Realized Capital Gain*                                    (436)        (5,605)
--------------------------------------------------------------------------------
  Total Distributions                                     (2,179)        (7,134)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS 1
  Issued                                                 401,703        168,543
  Issued in Lieu of Cash Distributions                     2,014          6,619
  Redeemed                                              (106,603)       (71,244)
--------------------------------------------------------------------------------
Net Increase(Decrease)from Capital Share Transactions    297,114        103,918
--------------------------------------------------------------------------------
Total Increase (Decrease)                                441,092         78,550
--------------------------------------------------------------------------------
NET ASSETS
Beginning of Period                                      222,519        143,969
--------------------------------------------------------------------------------
End of Period                                           $663,611       $222,519
================================================================================

1 Shares Issued (Redeemed)
  Issued                                                  33,416         14,143
  Issued in lieu of Cash Distributions                       186            582
  Redeemed                                                (8,950)        (6,217)
--------------------------------------------------------------------------------
  Net Increase (Decrease) in Shares Outstanding          $24,652        $ 8,508
================================================================================
*Includes fiscal 2003 and 2002 short-term gain distributions totaling $0 and $510,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the PORTFOLIO TURNOVER RATE, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.



GLOBAL EQUITY FUND
---------------------------------------------------------------------------------------------------
                                                                 YEAR ENDED OCTOBER 31,
                                                   ------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD     2003       2002       2001       2000       1999
---------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period            $10.48     $11.31     $13.71     $14.10     $12.11
---------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                            .12        .09        .13        .26        .20
  Net Realized and Unrealized Gain
    (Loss) on Investments                         3.96       (.36)     (1.10)       .37       2.80
---------------------------------------------------------------------------------------------------
  Total from Investment Operations                4.08       (.27)      (.97)       .63       3.00
---------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income            (.08)      (.12)      (.26)      (.18)      (.26)
  Distributions from Realized Capital Gains       (.02)      (.44)     (1.17)      (.84)      (.75)
---------------------------------------------------------------------------------------------------
  Total Distributions                             (.10)      (.56)     (1.43)     (1.02)     (1.01)
---------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                  $14.46     $10.48     $11.31     $13.71     $14.10
===================================================================================================
TOTAL RETURN*                                    39.25%     -2.78%     -7.72%      4.45%     26.52%
===================================================================================================
Ratios/Supplemental Data
  Net Assets, End of Period (Millions)            $664       $223       $144       $140       $125
  Ratio of Total Expenses to Average Net Assets   1.05%      1.19%      1.08%      0.70%      0.71%
  Ratio of Net Investment Income to Average
  Net Assets                                      1.14%      0.86%      1.10%      1.88%      1.39%
  Portfolio Turnover Rate                           13%        14%        27%        31%        36%
===================================================================================================
*Total  returns do not reflect the 1% fee  assessed  through  April 6, 2001,  on redemptions of shares held for less than five years.







SEE ACCOMPANYING NOTES, WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

Vanguard Global Equity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official  closing  prices  taken  from the  primary  market  in which  each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund's pricing time but after the close of the securities' primary markets, are valued by methods deemed by the board of trustees to represent fair value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates on the valuation date as employed by Morgan Stanley Capital International in the calculation of its indexes.

     Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the asset or liability is settled in cash, when they are recorded as realized foreign currency gains (losses).

3. Repurchase Agreements: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances into a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

5.   Distributions:   Distributions   to   shareholders   are  recorded  on  the
     ex-dividend date.

6. Other: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date the securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Marathon Asset Management Ltd. provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund's performance for the preceding three years relative to the Morgan Stanley Capital International All Country World Index Free. For the year ended October 31, 2003, the investment advisory fee represented an effective annual basic rate of 0.37% of the fund's average net assets before an increase of $442,000 (0.11%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At October 31, 2003, the fund had contributed capital of $94,000 to Vanguard (included in Other Assets), representing 0.01% of the fund's net assets and 0.09% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisor to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund's management and administrative expenses. For the year ended October 31, 2003, these arrangements reduced the fund's expenses by $152,000 (an annual rate of 0.04% of average net assets).

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended October 31, 2003, the fund realized net foreign currency gains of $113,000, which increased distributable net income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized gains to undistributed net investment income.

For tax purposes, at October 31, 2003, the fund had $8,930,000 of ordinary income available for distribution.

At October 31, 2003, net unrealized appreciation of investment securities for tax purposes was $103,406,000, consisting of unrealized gains of $119,820,000 on securities that had risen in value since their purchase and $16,414,000 in unrealized losses on securities that had fallen in value since their purchase.

The fund had net unrealized foreign currency gains of $36,000 resulting from the translation of other assets and liabilities at October 31, 2003.

F. During the year ended October 31, 2003, the fund purchased $316,109,000 of investment securities and sold $48,026,000 of investment securities, other than temporary cash investments.

G. The market value of securities on loan to broker/dealers at October 31, 2003, was $19,673,000, for which the fund held cash collateral of $20,823,000. The fund invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Trustees of Vanguard Global Equity Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Global Equity Fund (the "Fund") at October 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2003 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

December 15, 2003

--------------------------------------------------------------------------------
SPECIAL 2003 TAX INFORMATION

(UNAUDITED) FOR VANGUARD GLOBAL EQUITY FUND

This information for the fiscal year ended October 31, 2003, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $436,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

The fund has elected to pass through to shareholders taxes paid in foreign countries. The foreign income and foreign tax paid per share outstanding on October 31, 2003, are as follows:

-------------------------------------------------------------------
                                        GROSS FOREIGN       FOREIGN
COUNTRY                                     DIVIDENDS           TAX
-------------------------------------------------------------------
Australia                                     $0.0047       $0.0003
Canada                                         0.0062        0.0007
China                                          0.0015        0.0000
Denmark                                        0.0018        0.0000
Finland                                        0.0043        0.0001
France                                         0.0073        0.0005
Germany                                        0.0035        0.0002
Hong Kong                                      0.0105        0.0000
Indonesia                                      0.0018        0.0003
Ireland                                        0.0016        0.0000
Italy                                          0.0026        0.0003
Japan                                          0.0089        0.0005
Malaysia                                       0.0073        0.0017
Mexico                                         0.0004        0.0000
Netherlands                                    0.0054        0.0008
New Zealand                                    0.0015        0.0002
Norway                                         0.0022        0.0002
Philippines                                    0.0012        0.0003
Singapore                                      0.0124        0.0015
South Africa                                   0.0123        0.0000
South Korea                                    0.0000        0.0000
Spain                                          0.0035        0.0003
Sweden                                         0.0026        0.0000
Switzerland                                    0.0024        0.0000
Thailand                                       0.0087        0.0009
United Kingdom                                 0.0366        0.0036
-------------------------------------------------------------------

The pass-through of foreign taxes paid will affect only shareholders on the dividend record date in December 2003. Shareholders will receive more detailed information along with their Form 1099-DIV in January 2004.

For corporate shareholders, 16.7% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

The fund intends to distribute the maximum amount of qualified dividend income allowable. The amount of qualified dividend income distributed by the fund will be provided to individual shareholders on their 2003 Form 1099-DIV.

--------------------------------------------------------------------------------
INVESTING IS FAST, EASY, AND SECURE ON VANGUARD.COM
--------------------------------------------------------------------------------
If you're like many Vanguard investors, you believe in planning and taking control of your own investments. VANGUARD.COM was built for you--and it keeps getting better.

RESEARCH AND PLAN YOUR INVESTMENTS WITH CONFIDENCE

USE OUR PLANNING & ADVICE AND RESEARCH FUNDS & STOCKS SECTIONS TO:

* Determine what asset allocation might best suit your needs--by taking our Investor Questionnaire.
* Find out how much to save for retirement and your children's college education-- by using our planning tools.
* Learn how to achieve your goals--by reading our PlainTalk(R) investment guides.
* Find your next fund--by using the Compare Funds, Compare Costs, and Narrow Your Fund Choices tools.
* Look up fund price, performance history, and distribution information--in a snap.

INVEST AND MANAGE ACCOUNTS WITH EASE

Log on to Vanguard.com to:

*    See what you own (at Vanguard and elsewhere) and how your  investments  are doing.
* Elect to receive online statements, fund reports (like this one), prospectuses, and tax forms.
*    Analyze your portfolio's holdings and performance.
* Open new accounts, buy and sell shares, and exchange money between funds--securely and easily.
* Sign up to receive electronic newsletters from Vanguard informing you of news on our funds, products, and services, as well as on investing and the financial markets.

Find out what Vanguard.com can do for you. Log on today!

CAPITALIZE ON YOUR IRA

Are you taking full advantage of your individual retirement account? You really should be. The contribution limits on IRAs were recently raised, making these tax-deferred accounts more powerful options for retirement savers.

Here's how you can exploit your IRA--and improve your chances of having the retirement of your dreams.

CONTRIBUTE THE MAXIMUM AMOUNT EACH YEAR

     It may be an obvious point, but if you invest as much in your IRA as the law allows--currently $3,000 per tax year if you are under age 50 and $3,500 if you are age 50 or over--you will increase the odds of meeting your retirement goals. "Max out" every year you can.

MAKE IT AUTOMATIC

     Put your IRA on autopilot by taking advantage of Vanguard's Automatic Investment Plan. Your IRA contributions will be deducted from your bank account on a schedule of your choosing, making retirement investing a healthy habit.

CONSIDER COST

     The owners of low-cost investments keep a larger portion of their gross returns than the owners of high-cost investments. Over the long term, avoiding costlier mutual funds and brokerage commissions could significantly boost your retirement savings. Our low costs are one reason a Vanguard IRA(R) is such a smart choice.

REQUEST A DIRECT ROLLOVER WHEN YOU CHANGE JOBS

     Don't spend your retirement assets before you've retired. When you change jobs, roll your 401(k) or other employer-sponsored retirement plan assets directly into your IRA.

     If you have questions about your IRA, want to transfer an IRA from another institution to Vanguard, or need help with any other IRA transaction, call our Retirement Resource Center at 1-800-205-6189 or visit VANGUARD.COM. You can open or fund your IRA on our website and have a confirmation in your hand within minutes.

THE VANGUARD(R) FAMILY OF FUNDS

STOCK FUNDS

500 Index Fund
Calvert Social Index Fund
Capital Opportunity Fund
Capital Value Fund
Convertible Securities Fund
Developed Markets Index Fund
Dividend Growth Fund
Emerging Markets Stock Index Fund
Energy Fund
Equity Income Fund
European Stock Index Fund
Explorer(TM) Fund
Extended Market Index Fund
Global Equity Fund
Growth and Income Fund
Growth Equity Fund
Growth Index Fund
Health Care Fund
Institutional Developed Markets Index Fund
Institutional Index Fund
Institutional Total Stock Market Index Fund
International Explorer(TM) Fund
International Growth Fund
International Value Fund
Mid-Cap Growth Fund
Mid-Cap Index Fund
Morgan(TM) Growth Fund
Pacific Stock Index Fund
Precious Metals Fund
PRIMECAP Fund
REIT Index Fund
Selected Value Fund
Small-Cap Growth Index Fund
Small-Cap Index Fund
Small-Cap Value Index Fund
Strategic Equity Fund
Tax-Managed Capital Appreciation Fund
Tax-Managed Growth and Income Fund
Tax-Managed International Fund
Tax-Managed Small-Cap Fund
Total International Stock Index Fund
Total Stock Market Index Fund
U.S. Growth Fund
U.S. Value Fund
Value Index Fund
Windsor(TM) Fund
Windsor(TM) II Fund

BALANCED FUNDS

Asset Allocation Fund
Balanced Index Fund
LifeStrategy(R) Conservative Growth Fund
LifeStrategy(R) Growth Fund
LifeStrategy(R) Income Fund
LifeStrategy(R) Moderate Growth Fund
STAR(R) Fund
Target Retirement Funds:
  Retirement Income
  Retirement 2005
  Retirement 2015
  Retirement 2025
  Retirement 2035
  Retirement 2045
Tax-Managed Balanced Fund
Wellesley(R) Income Fund
Wellington(TM) Fund

BOND FUNDS

GNMA Fund
High-Yield Corporate Fund
High-Yield Tax-Exempt Fund
Inflation-Protected Securities Fund
Institutional Total Bond Market Index Fund
Insured Long-Term Tax-Exempt Fund
Intermediate-Term Bond Index Fund
Intermediate-Term Corporate Fund
Intermediate-Term Tax-Exempt Fund
Intermediate-Term Treasury Fund
Limited-Term Tax-Exempt Fund
Long-Term Bond Index Fund
Long-Term Corporate Fund
Long-Term Tax-Exempt Fund
Long-Term Treasury Fund
Short-Term Bond Index Fund
Short-Term Corporate Fund
Short-Term Federal Fund
Short-Term Tax-Exempt Fund
Short-Term Treasury Fund
State Tax-Exempt Bond Funds
  (California, Florida, Massachusetts,
   New Jersey, New York, Ohio, Pennsylvania)
Total Bond Market Index Fund

MONEY MARKET FUNDS

Admiral(TM) Treasury Money Market Fund
Federal Money Market Fund
Prime Money Market Fund
State Tax-Exempt Money Market Funds
  (California, New Jersey, New York, Ohio, Pennsylvania)
Tax-Exempt Money Market Fund
Treasury Money Market Fund

VARIABLE ANNUITY

Balanced Portfolio
Capital Growth Portfolio
Diversified Value Portfolio
Equity Income Portfolio
Equity Index Portfolio
Growth Portfolio
High Yield Bond Portfolio
International Portfolio
Mid-Cap Index Portfolio
Money Market Portfolio
REIT Index Portfolio
Short-Term Corporate Portfolio
Small Company Growth Portfolio
Total Bond Market Index Portfolio
Total Stock Market Index Portfolio

For information about Vanguard funds and annuities, including charges and expenses, obtain a prospectus from The Vanguard Group, P.O. Box 2600, Valley Forge, PA 19482-2600. Read it carefully before you invest or send money.

THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of

------------------------------------------------------------------------------------------------------------
                  POSITION(S) HELD WITH
NAME              FUND (NUMBER OF
(YEAR OF BIRTH)   VANGUARD FUNDS
TRUSTEE/OFFICER   OVERSEEN BY
SINCE             TRUSTEE/OFFICER)     PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------
JOHN J. BRENNAN*  Chairman of the      Chairman of the Board, Chief Executive Officer, and Director/Trustee
(1954)            Board, Chief         of The Vanguard Group, Inc., and of each of the investment companies
May 1987          Executive Officer,   served by The Vanguard Group.
                  and Trustee
                  (112)
------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

CHARLES D. ELLIS  Trustee              The Partners of '63 (pro bono ventures in education); Senior Advisor
(1937)            (112)                to Greenwich Associates (international business strategy consulting);
January 2001                           Successor Trustee of Yale University; Overseer of the Stern School of
                                       Business at New York University; Trustee of the Whitehead Institute
                                       for Biomedical Research.
------------------------------------------------------------------------------------------------------------
RAJIV L. GUPTA    Trustee              Chairman and Chief Executive Officer (since October 1999), Vice
(1945)            (112)                Chairman (JanuarySeptember 1999), and Vice President (prior to
December 2001                          September 1999) of Rohm and Haas Co. (chemicals); Director of
                                       Technitrol, Inc. (electronic components), and Agere Systems
                                       (communications components); Board Member of the American Chemistry
                                       Council; and Trustee of Drexel University.
------------------------------------------------------------------------------------------------------------
JOANN HEFFERNAN   Trustee              Vice President, Chief Information Officer, and Member of the
HEISEN            (112)                Executive Committee of Johnson & Johnson (pharmaceuticals/consumer
(1950)                                 products); Director of the Medical Center at Princeton and Women's
July 1998                              Research and Education Institute.
------------------------------------------------------------------------------------------------------------
BURTON G. MALKIEL TRUSTEE              Chemical Bank Chairman's Professor of Economics,Princeton University;
(1932)            (110)                Director of Vanguard Investment Series plc (Irish invest-ment fund)
May 1977                               (since November 2001), Vanguard Group (Ireland)Limited (Irish investment management firm)(since November 2001),Prudential Insurance
                                       Co. of America, BKF Capital (investment management), The Jeffrey Co.
                                       (holding company), and NeuVis, Inc.(software company).
------------------------------------------------------------------------------------------------------------

the funds. Among board members' responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee's retirement, resignation, or death; or otherwise as specified in the fund's organizational documents. Any trustee may be removed at a shareholders' meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

                      POSITION(S) HELD WITH
NAME                  FUND (NUMBER OF
(YEAR OF BIRTH)       VANGUARD FUNDS
TRUSTEE/OFFICER       OVERSEEN BY
SINCE                 TRUSTEE/OFFICER) PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------
Alfred M. Rankin, Jr. Trustee          Chairman, President, Chief Executive Officer, and Director of NACCO
(1941)                (112)            Industries, Inc. (forklift trucks/housewares/lignite); Director of
January 1993                           Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.
------------------------------------------------------------------------------------------------------------
J. Lawrence Wilson    Trustee          Retired Chairman and Chief Executive Officer of Rohm and Haas Co.
(1936)                (112)            (chemicals); Director of Cummins Inc. (diesel engines), The Mead
April 1985                             Corp. (paper products), and AmerisourceBergen Corp. (pharmaceuti-cal distribution); Trustee of Vanderbilt University.
------------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS*

R. Gregory Barton     Secretary        Managing Director and General Counsel of The Vanguard Group, Inc.;
(1951)                (112)            Secretary of The Vanguard Group and of each of the investment
June 2001                              companies served by The Vanguard Group.
------------------------------------------------------------------------------------------------------------
Thomas J. Higgins     Treasurer        Principal of The Vanguard Group, Inc.; Treasurer of each of the
(1957)                (112)            investment companies served by The Vanguard Group.
July 1998
------------------------------------------------------------------------------------------------------------
*Officers  of the funds are  "interested  persons" as defined in the  Investment
Company Act of 1940.

More  information   about  the  trustees  is  in  the  Statement  of  Additional
Information, available from The Vanguard Group.

------------------------------------------------------------------------------------------------------------
VANGUARD SENIOR MANAGEMENT TEAM

MORTIMER J. BUCKLEY, Information Technology.                   MICHAEL S. MILLER, Planning and Development.
JAMES H. GATELY, Investment Programs and Services.             RALPH K. PACKARD, Finance.
KATHLEEN C. GUBANICH, Human Resources.                         GEORGE U. SAUTER, Chief Investment Officer.
F. WILLIAM MCNABB, III, Client Relationship Group.
------------------------------------------------------------------------------------------------------------
JOHN C. BOGLE, Founder; Chairman and Chief Executive Officer, 1974-1996.
------------------------------------------------------------------------------------------------------------

[SHIP]
[THE VANGUARD GROUP(R) LOGO]
Post Office Box 2600
Valley Forge, PA 19482-2600


Vanguard, The Vanguard Group, Vanguard.com, Admiral, Explorer, LifeStrategy, Morgan, PlainTalk, STAR, Wellesley, Wellington, Windsor and the ship logo are trademarks of The Vanguard Group, Inc.

500 is a trademark of The McGraw-Hill Companies, Inc., and has been licensed for use by The Vanguard Group, Inc. Vanguard mutual funds are not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the funds.

CALVERT SOCIAL INDEX is a trademark of Calvert Group, Ltd., and has been licensed for use by The Vanguard Group, Inc. Vanguard Calvert Social Index Fund is not sponsored, endorsed, sold, or promoted by Calvert Group, Ltd., and Calvert Group, Ltd., makes no representation regarding the advisability of investing in the fund.

All other marks are the exclusive property of their respective owners.

ABOUT OUR COVER
The photographs that appear on the cover of this report are copyrighted by Michael Kahn.

FOR MORE INFORMATION
This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

To  receive  a free  copy  of the  prospectus  or the  STATEMENT  OF  ADDITIONAL
INFORMATION, or to request additional information about the fund or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through VANGUARD.COM(R). Prospectuses may also be viewed online.

You can obtain a free copy of Vanguard's proxy voting guidelines by visiting our website, www.vanguard.com, and searching for "proxy voting guidelines," or by calling 1-800-662-2739. The guidelines are also available from the SEC's website, www.sec.gov.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

DIRECT INVESTOR ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

TEXT TELEPHONE
1-800-952-3335

(C) 2003 THE VANGUARD GROUP, INC.
ALL RIGHTS RESERVED.
VANGUARD MARKETING
CORPORATION, DISTRIBUTOR.

Q1290 122003

ITEM 2: Code of Ethics. The Board of Trustees has adopted a code of ethics that applies to the principal executive officer, principal financial officer, principal accounting officer or controller of the Registrant and The Vanguard Group, Inc., and to persons performing similar functions.

ITEM 3: Audit Committee Financial Expert. All of the members of the Audit Committee have been determined by the Registrant's Board of Trustees to be Audit Committee Financial Experts. The members of the Audit Committee are: Charles D. Ellis, Rajiv L. Gupta, JoAnn Heffernan Heisen, Burton G. Malkiel, Alfred M. Rankin, Jr., and J. Lawrence Wilson. All Audit Committee members are independent under applicable rules.


ITEM 4: Not applicable.

ITEM 5: Not applicable.

ITEM 6: Reserved.

ITEM 7: Not applicable.

ITEM 8: Reserved.

ITEM 9: CONTROLS AND PROCEDURES.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant's internal control over financial reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10: EXHIBITS.  The following exhibits are attached hereto:
         (a) code of ethics
         (b) certifications

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

      VANGUARD HORIZON FUNDS

BY:_____________(signature)________________
               (HEIDI STAM)
             JOHN J. BRENNAN*
         CHIEF EXECUTIVE OFFICER

Date: December 12, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


      VANGUARD HORIZON FUNDS

BY:_____________(signature)________________
               (HEIDI STAM)
             JOHN J. BRENNAN*
         CHIEF EXECUTIVE OFFICER

Date: December 12, 2003

      VANGUARD HORIZON FUNDS

BY:_____________(signature)________________
               (HEIDI STAM)
            THOMAS J. HIGGINS*
               TREASURER

Date: December 12, 2003

*By Power of Attorney. See File Number 2-57689, filed on December 26, 2002. Incorporated by Reference.